EXHIBIT 99.1
Inland Retail Real Estate Trust, Inc.
Consolidated Financial Statements and Supplementary Data
     Schedules not filed:
All schedules other than the one listed in the Index have been omitted as the required information is inapplicable or the information is presented in the consolidated financial statements or related notes.
Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders
Inland Retail Real Estate Trust, Inc.:
     We have audited the accompanying consolidated balance sheets of Inland Retail Real Estate Trust, Inc. as of December 31, 2005 and 2004, and the related consolidated statements of operations and comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2005, and the related financial statement schedule III. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the consolidated financial statements and the related financial statement schedule III referred to above present fairly, in all material respects, the financial position of Inland Retail Real Estate Trust, Inc. as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Chicago, Illinois
March 8, 2006
See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
Consolidated Balance Sheets
December 31, 2005 and 2004
(In thousands, except per share amounts)

	2005	2004
Assets
Investment properties:
Land	$1,056,976	$1,032,083
Building and other improvements	3,040,811	2,980,998
Developments in progress	20,972	10,288

	4,118,759	4,023,369
Less accumulated depreciation	(348,812)	(230,931)

Net investment properties	3,769,947	3,792,438

Investment in unconsolidated joint venture	16,498	—
Cash and cash equivalents	91,426	99,540
Restricted escrows	23,690	22,238
Restricted cash	5,327	15,038
Investment in securities	17,910	12,390
Accounts and rents receivable (net of allowance of $5,722 and $6,003, respectively)	66,775	56,803
Goodwill	52,757	52,757
Intangible assets (net of accumulated amortization of $302 and $0, respectively)	1,664	2,060
Acquired in-place lease intangibles (net of accumulated amortization of $42,366 and $25,077, respectively)	155,730	168,370
Acquired above market lease intangibles (net of accumulated amortization of $17,489 and $11,483, respectively)	43,511	49,802
Leasing fees, loan fees and loan fee deposits (net of accumulated amortization of $12,068 and $8,822, respectively)	15,782	17,324
Other assets	7,071	5,897

Total assets	$4,268,088	$4,294,657

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
Consolidated Balance Sheets
(continued)
December 31, 2005 and 2004
(In thousands, except per share amounts)

	2005	2004
Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable	$6,036	$6,328
Development payable	2,900	3,718
Accrued interest payable	6,735	5,874
Real estate taxes payable	6,476	4,154
Distributions payable	18,007	17,677
Security deposits	17,005	16,411
Mortgages payable	2,315,833	2,268,276
Prepaid rental and recovery income	13,228	8,871
Line of credit	—	25,000
Acquired below market lease intangibles (net of accumulated amortization of $16,871 and $11,966, respectively)	32,442	38,956
Restricted cash liability	5,327	15,038
Other liabilities	5,844	4,302

Total liabilities	2,429,833	2,414,605

Minority interest in partnership	—	386

Commitments and contingencies

Shareholders’ Equity:
Preferred stock, $0.01 par value, 10,000 shares authorized, none outstanding	—	—
Common stock, $0.01 par value, 500,000 shares authorized, 258,224 and 251,311 issued and outstanding at December 31, 2005 and 2004, respectively	2,582	2,513
Additional paid-in capital	2,350,225	2,281,167
Accumulated distributions in excess of net income	(520,153)	(407,671)
Accumulated other comprehensive income	5,601	3,657

Total shareholders’ equity	1,838,255	1,879,666

Total liabilities and shareholders’ equity	$4,268,088	$4,294,657

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
Consolidated Statements of Operations and Comprehensive Income
For the Years Ended December 31, 2005, 2004 and 2003
(In thousands, except per share amounts)

	2005	2004	2003
Revenues:
Rental income	$401,493	$383,434	$258,082
Tenant recovery income	89,410	78,448	53,619
Other property income	1,349	2,114	913

Total revenues	492,252	463,996	312,614

Expenses:
Property operating expenses	68,152	77,276	51,904
Real estate taxes	54,375	50,065	28,397
Depreciation and amortization	144,179	135,085	81,880
Terminated contract costs	—	144,200	—
Provision for asset impairment	5,800	2,056	—
Advisor asset management fee	—	18,958	15,531
General and administrative expenses	8,180	7,427	4,683

Total expenses	280,686	435,067	182,395

Operating income	211,566	28,929	130,219

Other income	7,061	1,967	5,092
Interest expense	(119,478)	(111,573)	(65,475)

Net income (loss) available to common shareholders	99,149	(80,677)	69,836

Other comprehensive income:
Unrealized gain on investment securities net of amounts realized	1,944	1,901	2,663

Comprehensive income (loss)	$101,093	$(78,776)	$72,499

Net income (loss) available to common shareholders per weighted average common share — basic and diluted	$0.39	$(0.35)	$0.36

Weighted average number of common shares outstanding — basic and diluted	255,081	228,028	192,875

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
Consolidated Statements of Shareholders’ Equity
For the Years Ended December 31, 2005, 2004 and 2003
(In thousands)

				Accumulated	Accumulated
			Additional	Distributions	Other
	Number of	Common	Paid-in	in Excess of	Comprehensive
	Shares	Stock	Capital	Net Income (Loss)	Income (Loss)	Total
Balance at January 1, 2003	122,313	$1,223	$1,091,209	$(45,849)	$(907)	$1,045,676

Net income	—	—	—	69,836	—	69,836
Unrealized gain on investment securities	—	—	—	—	2,663	2,663
Distributions declared	—	—	—	(160,350)	—	(160,350)
Proceeds from distribution reinvestment program (DRP) and exercise of stock options	101,934	1,019	923,251	—	—	924,270
Share Repurchase Program (SRP)	(899)	(9)	(8,538)	—	—	(8,547)

Balance at December 31, 2003	223,348	2,233	2,005,922	(136,363)	1,756	1,873,548

Net loss	—	—	—	(80,677)	—	(80,677)
Unrealized gain on investment securities	—	—	—	—	1,901	1,901
Distributions declared	—	—	—	(190,631)	—	(190,631)
Proceeds from DRP and exercise of stock options	10,306	103	97,657	—	—	97,760
Shares issued as a result of merger	19,700	197	196,803	—	—	197,000
SRP	(2,043)	(20)	(19,215)	—	—	(19,235)

Balance at December 31, 2004	251,311	2,513	2,281,167	(407,671)	3,657	1,879,666

Net income	—	—	—	99,149	—	99,149
Unrealized gain on investment securities	—	—	—	—	1,944	1,944
Distributions declared	—	—	—	(211,631)	—	(211,631)
Proceeds from DRP and exercise of stock options	11,377	114	114,360	—	—	114,474
SRP	(4,464)	(45)	(45,302)	—	—	(45,347)

Balance at December 31, 2005	258,224	$2,582	$2,350,225	$(520,153)	$5,601	$1,838,255

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
Consolidated Statements of Cash Flows
For Years Ended December 31, 2005, 2004 and 2003
(In thousands)

	2005	2004	2003
Cash flows from operating activities:
Net income (loss)	$99,149	$(80,677)	$69,836
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Terminated contract costs	—	144,200	—
Provision for asset impairment	5,800	2,056	—
Impairment of investment in securities	73	—	—
Stock received as lease termination fee	(385)	(3,230)	—
Depreciation and amortization	144,179	135,085	81,880
Amortization of deferred financing costs	3,345	3,177	3,126
Amortization of premium on debt assumed	(1,382)	(9,253)	(726)
Gain on sale of investment property	(1,234)	—	—
Gain on sale of investment securities	(39)	(153)	(59)
Distributions from unconsolidated joint venture	134	—	—
Equity in earnings from unconsolidated joint venture	9	—	—
Straight line rental income, net	(11,728)	(9,706)	(8,231)
Amortization of above and below market lease intangibles	1,101	100	(788)
Write off of intangible assets due to early lease termination	414	—	—
Changes in assets and liabilities:
Accounts and rents receivable, net of increase in allowance of $265, $2,409 and $1,829, respectively	1,756	(7,712)	(18,323)
Other assets	(1,174)	2,294	(5,820)
Accounts payable	(1,274)	(7,669)	10,577
Accrued interest payable	861	863	3,167
Real estate taxes payable	2,322	2,473	1,444
Security deposits	594	(339)	4,411
Prepaid rental and recovery income	4,357	6,541	568
Other liabilities	(106)	443	1,403

Net cash provided by operating activities	$246,772	$178,493	$142,465

Cash flows from investing activities:
Investment in unconsolidated joint venture	$(6,813)	$—	$—
Restricted escrows	(1,452)	23,390	(28,756)
Purchase of investment securities, net of increase (decrease) in margin account of $1,651, $2,069 and $(3,403), respectively	(3,525)	(2,429)	(3,547)
Proceeds from sale of investment securities	1,952	5,460	1,803
Proceeds from sale of properties to unconsolidated joint venture	35,375	—	—
Proceeds from sale of investment properties	2,541	—	828
Purchase of investment properties and development activities, net	(250,003)	(312,108)	(2,018,876)
Repayment of interim financing and advances to unconsolidated joint venture	119,290	—	—
Advances to unconsolidated joint venture	(78,250)	—	—
Repayment of mortgages receivable	—	—	24,250
Funding of mortgages receivable	—	—	(60,833)
Contribution from minority joint venture	—	28	1,000
Distribution to minority joint venture	—	(73)	(569)
Purchase of minority interest in joint venture partner	(386)	—	—
Payment of additional merger costs	—	(2,266)	—
Payments received under master lease agreements	4,360	7,337	6,687
Payment of leasing fees	(1,887)	(1,537)	(1,486)

Net cash used in investing activities	$(178,798)	$(282,198)	$(2,079,499)

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC
Consolidated Statements of Cash Flows
(continued)
For Years Ended December 31, 2005, 2004 and 2003
(In thousands)

	2005	2004	2003
Cash flows from financing activities:
Proceeds from DRP and exercise of stock options	$114,474	$97,909	$1,014,101
Payment of SRP	(45,347)	(18,816)	(8,547)
Payment of offering costs	—	(149)	(91,257)
Proceeds from issuance of debt	105,539	343,878	1,211,100
Proceeds from unsecured line of credit	135,000	50,000	275,000
Principal payments of debt-balloon	(10,574)	(76,675)	(108,582)
Principal payments of debt-amortization	(2,952)	(4,312)	(1,678)
Principal payments of note payable	—	(20,700)	—
Payoff of unsecured line of credit	(160,000)	(75,000)	(225,000)
Payment of loan fees and deposits	(927)	(616)	(13,768)
Distributions paid	(211,301)	(188,698)	(152,888)

Net cash (used in) provided by financing activities	$(76,088)	$106,821	$1,898,481

Net (decrease) increase in cash and cash equivalents	(8,114)	3,116	(38,553)
Cash and cash equivalents, at beginning of year	99,540	96,424	134,977

Cash and cash equivalents, at end of year	$91,426	$99,540	$96,424

Supplemental cash flow disclosure, including non-cash activities:
Cash paid for interest	$85,469	$107,533	$76,441
Capitalized interest	511	169	799
Distributions payable	18,007	17,677	15,744
Properties sold to unconsolidated joint venture	49,889	—	—
Investment properties and mortgage payable decrease through assumption of debt by unconsolidated joint venture	43,074	—	—
Investment properties and mortgage payable increase through assumption of debt	—	6,393	232,796
Investment properties additions resulting from (decrease) increase in development payables	(818)	(3,821)	4,980
Intangible assets from merger	—	2,060	—
Goodwill from merger	—	52,757	—
Premium on debt assumption	—	1,048	19,365
See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
1. Organization and Basis of Accounting
Inland Retail Real Estate Trust, Inc. (IRRETI) was formed on September 3, 1998 to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers. We initially focused on acquiring properties in the southeastern states, primarily Florida, Georgia, North Carolina and South Carolina. We have also acquired properties in 21 other states including single-user retail properties in locations throughout the United States.
On December 29, 2004, and pursuant to an agreement and plan of merger entered into on September 10, 2004, we acquired, by merger, four entities affiliated with our former sponsor, Inland Real Estate Investment Corporation, which entities provided business management, advisory and property management services to us. Shareholders of the acquired companies received an aggregate of 19,700 shares of our common stock, valued under the merger agreement at $10.00 per share.
The merger was accounted for using purchase accounting as required by Statement of Financial Accounting Standards 141 (SFAS 141) Business Combinations. Using this method of accounting resulted in the assets and liabilities of the acquired companies being recorded on our books as of December 29, 2004 using the fair value at the date of the transaction. Any additional amounts were allocated to intangible assets and goodwill as required, based on the remaining purchase price in excess of the fair value of the tangible assets and liabilities acquired.
In determining the purchase price, an independent third party rendered an opinion on the $10.00 per share value of the shares, as well as the aggregate purchase price of $197,000. Additional costs were also incurred as part of the merger transaction, totaling $2,266, which consisted of financial and legal advisory services and accounting and proxy related costs. As part of the merger, we also recognized intangible assets and goodwill, and expensed in 2004 certain terminated contract costs. The value assigned to these intangible assets, goodwill and terminated contract costs were determined by an independent third party engaged to provide such information. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed, as well as the remainder of the purchase price which was expensed in 2004 as terminated contract costs. These terminated contract costs represented the portion of the purchase price allocated to the advisor asset management agreement and the property management agreements which were terminated concurrent with the closing of the merger and had no future value.
At December 29, 2004
(Dollars in thousands)

Building and other improvements	$249
Intangible assets	2,060
Goodwill	52,757
Other assets	638

Total assets acquired	55,704
Accounts payable	(638)

Net assets acquired	55,066
Terminated contract costs	144,200

Total acquisition price	$199,266

Value of stock issued	$197,000
Additional costs incurred	2,266

Total acquisition price	$199,266

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
The $2,060 of intangible assets included an employment agreement ($280), a consulting agreement ($1,280), and a license agreement ($500), which are subject to amortization over the life of the agreements which are over varying periods of time, with the weighted average amortization period being 28 years. We recognized amortization expense related to such intangibles of $395 for the year ended December 31, 2005. No amortization expense was recognized in 2004. The goodwill is not amortized, but is assessed annually for possible impairment. None of the $52,757 of goodwill was deductible for tax purposes.
We are qualified and have elected to be taxed as a Real Estate Investment Trust (REIT) under section 856 through 860 of the Internal Revenue Code of 1986. Since we qualify for taxation as a REIT, we generally will not be subject to Federal income tax to the extent we distribute at least 90% of our REIT taxable income to our shareholders. If we fail to qualify as a REIT in any taxable year, we will be subject to Federal income tax on our taxable income at regular corporate tax rates. Even if we qualify for taxation as a REIT, we may be subject to certain state and local taxes on our income and property and Federal income and excise taxes on our undistributed income.
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.
Certain reclassifications have been made to the 2004 and 2003 financial statements to conform to the 2005 presentation.
Investment in securities at December 31, 2005 consist primarily of stock investments in various real estate investment trusts and are classified as available-for-sale securities and recorded at fair value. A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary results in a reduction in the carrying amount to fair value and would be reflected as a realized loss. The impairment is charged to earnings and a new cost basis for the security is established. To determine whether an impairment is other than temporary, we consider whether we have the ability and intent to hold the investment until a market price recovery and consider whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year end and forecasted performance of the investee. Certain individual securities have been in a continuous unrealized loss position for more than six months and were written down to fair value as of December 31, 2005. The gross realized losses on these securities as of December 31, 2005, 2004 and 2003 were $73, $44 and $123, respectively. The fair values of these securities as of December 31, 2005 were reduced to $638. Additionally, we have purchased securities through a margin account. As of December 31, 2005 and December 31, 2004, we have recorded a payable of $3,720 and $2,069, respectively, for securities purchased on margin which are included as a component of other liabilities. During the years ended December 31, 2005, 2004 and 2003, we realized net gains of $39, $153 and $59, respectively, on the sale of investment securities. Of the investment securities held on December 31, 2005 and 2004, we have accumulated other comprehensive income of $5,601 and $3,657, respectively. We consider all highly liquid investments purchased with a maturity of three months or less to be cash equivalents and are carried at cost, which approximates market.
In conjunction with certain acquisitions, we receive payments under master lease agreements pertaining to certain, non-revenue producing spaces either at the time of, or subsequent to, the purchase of some of our properties. GAAP requires that as these payments are received they are recorded as a reduction in the purchase price of the related properties rather than as rental income. These master leases were established at the time of purchase in order to mitigate the potential negative effects of loss of rent and expense reimbursements on non-revenue producing spaces. Master lease payments are received through a draw of funds escrowed at the time of purchase and may cover a period from one to three years. These funds may be released to either us or the seller when certain leasing conditions are met. Restricted cash includes funds received by third party escrow agents, from sellers, pertaining to master lease agreements. We record such escrows as both an asset and a corresponding liability, until certain leasing conditions are met.

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
We capitalize costs incurred during the development period, including direct and indirect costs such as construction, insurance, architectural costs, legal fees, interest and other financing costs, and real estate taxes. The development period is considered to end once 60% of the tenants receive their certificates of occupancy. At such time those costs included in construction in progress are reclassified to land and building and other improvements. Development payables of $2,900 and $3,718 at December 31, 2005 and 2004, respectively, consist of retainage and other costs incurred and not yet paid pertaining to the development projects.
We perform impairment analysis for our long-lived assets in accordance with Statement of Financial Accounting Standards No. 144 (SFAS 144), Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, to ensure that the investment property’s carrying value does not exceed its fair value. Our judgment resulted in a provision for asset impairment (see Note 12 Provision for Asset Impairment) of $5,800, $2,056 and none for the years ended December 31, 2005, 2004 and 2003, respectively.
Depreciation expense is computed using the straight-line method. Building and other improvements are depreciated based upon estimated useful lives of thirty years for building and improvements and fifteen years for site improvements as a component of depreciation and amortization expense. In leasing tenant space, we may provide funding to the lessee through a tenant allowance. In accounting for a tenant allowance, we determine whether the allowance represents funding for the construction of leasehold improvements and evaluate the ownership, for accounting purposes, of such improvements. If we are considered the owner of the leasehold improvements for accounting purposes, we capitalize the amount of the tenant allowance and depreciate it on a straight-line basis over the life of the related lease as a component of depreciation and amortization expense. If the tenant allowance represents a payment for a purpose other than funding leasehold improvements, or in the event we are not considered the owner of the improvements for accounting purposes, the allowance is considered to be a lease incentive and is recognized over the lease term as a reduction of rental revenue. Determination of the accounting for a tenant allowance is made on a case-by-case basis, considering the facts and circumstances of the individual tenant lease.
In accordance with Statement of Financial Accounting Standards No. 141 (SFAS 141), Business Combinations, we allocate the purchase price of each acquired investment property between land, building and other improvements, and other intangibles including acquired above and below market leases, in-place lease value and any assumed financing that is determined to be above or below market terms. For the year ended December 31, 2005, we recognized upon acquisition additional intangible assets for acquired in-place leases and above market leases, and intangible liabilities for acquired below market leases, of $8,477, $914 and $337, respectively, net of properties sold to SAU JV.
Amortization pertaining to the above market lease costs was applied as a reduction to rental income. Amortization pertaining to the above market lease costs for the years ended December 31, 2005 and 2004 was $7,224 and $7,914, respectively. Amortization pertaining to the below market lease costs was applied as an increase to rental income. Amortization pertaining to the below market lease costs for the years ended December 31, 2005 and 2004 was $6,690 and $7,014, respectively. We incurred amortization expense pertaining to acquired in-place lease intangibles of $21,219 and $19,650 for the years ended December 31, 2005 and 2004, respectively.
In accordance with SFAS 141, we are required to write-off any remaining intangible asset and liability balances when a tenant terminates a lease before the stated lease expiration date. Write offs of above market lease intangibles of $365 and $916 were recorded as a reduction of rental income for the years ended December 31, 2005 and 2004, respectively. Write offs of below market lease intangibles of $908 and $292 were recorded as an increase to rental income for the years ended December 31, 2005 and 2004, respectively. We incurred write offs pertaining to acquired in-place lease intangibles of $2,086 and $1,030 for the years ended December 31, 2005 and 2004, respectively.

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
The table below presents the amortization during the next five years related to the acquired above and below market lease costs and acquired in-place lease intangibles for properties owned at December 31, 2005.

	2006	2007	2008	2009	2010	Thereafter
Amortization of:
Acquired above market lease costs	$(6,312)	$(5,717)	$(5,008)	$(4,329)	$(3,994)	$(18,151)

Acquired below market lease costs	5,086	4,187	3,506	3,004	2,565	14,094

Net rental income — decrease	$(1,226)	$(1,530)	$(1,502)	$(1,325)	$(1,429)	$(4,057)

Acquired in-place lease intangibles	$(18,124)	$(17,005)	$(15,514)	$(14,153)	$(12,919)	$(78,015)

We have recorded goodwill as part of the merger transaction. These amounts are not amortized, per SFAS 141, but are reviewed for possible impairment on an annual basis, or more frequently to the extent that circumstances suggest such a review is needed. In our judgment no impairment loss was considered necessary for the year ended December 31, 2005.
Leasing fees are amortized on a straight-line basis over the life of the related lease as a component of depreciation and amortization expense.
Loan fees are amortized on a straight-line basis over the life of the related loans as a component of interest expense.
We apply the intrinsic-value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations including FASB Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB Opinion No. 25, to account for our fixed-plan stock options. Under this method, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price.
Premiums and discounts on assumed mortgages payable are amortized or accreted over the life of the related mortgages as an adjustment to interest expense using the straight-line method.
Offering costs are offset against the shareholders’ equity accounts and consist principally of commissions, legal, printing, selling and registration costs.
Rental income is recognized on a straight-line basis over the term of each lease. The difference between rental income earned on a straight-line basis and the cash rent due under the provisions of the lease agreements is recorded as deferred rent receivable and is included as a component of accounts and rents receivable in the accompanying consolidated balance sheets.
Staff Accounting Bulletin 101 (SAB 101), Revenue Recognition in Financial Statements, determined that a lessor should defer recognition of contingent rental income (i.e. percentage/excess rent) until the specified target (i.e. breakpoint) that triggers the contingent rental income is achieved. We record percentage rental revenue in accordance with SAB 101.
We periodically evaluate the collectability of amounts due from tenants and maintain an allowance for doubtful accounts ($4,998 and $5,263 as of December 31, 2005 and 2004, respectively) for estimated losses resulting from the inability of tenants to make required payments under the lease agreement. In addition, we also maintain an allowance for receivables arising from the straight-lining of rents ($724 and $740 as of December 31, 2005 and 2004, respectively). The straight-line receivable arises from earnings recognized in excess of amounts currently due under the lease agreements. We exercise judgment using specific identification in establishing these allowances and consider payment history and current credit status in developing these estimates.

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
Notes receivable which relate to real estate financing arrangements that exceed one year, bear interest at a market rate based on the borrower’s credit quality and are recorded at face value. Interest is recognized over the life of the note. We require collateral for the notes.
A note receivable may be considered impaired pursuant to criteria established in Statement of Financial Accounting Standards No. 114, (SFAS 114), Accounting by Creditors for Impairment of a Loan. Pursuant to SFAS 114, a note is impaired if it is probable that we will not collect all principal and interest contractually due. The impairment is measured based on the present value of expected future cash flows discounted at the note’s effective interest rate. When ultimate collectability of the principal balance of the impaired note is in doubt, all cash receipts on impaired notes are applied to reduce the principal amount of such notes until the principal has been recovered. All cash receipts recognized thereafter are recorded as interest income. Based on our judgment, no notes receivable were impaired for the years ended December 31, 2005 and 2004, of which $448 and $3,176 are included in developments in progress, respectively. See Note 11 Commitments and Contingencies for further discussion regarding the $448 note receivable outstanding at December 31, 2005.
We use derivative instruments (specifically the sale of call options on equity securities we hold) to manage exposures from price, interest rate, and credit risks related to the equity securities held. Our objectives for holding derivatives include reducing, eliminating, and efficiently managing the economic impact of these exposures as effectively as possible. Derivative instruments are recognized as either assets or liabilities and are measured at fair value as they are not designated as hedging instruments under Statements of Financial Accounting Standards 133 (SFAS 133) Accounting for Derivative Instruments and Hedging Activities. Gains and losses from changes in fair values of these derivatives, which are not designated as hedges for accounting purposes, are recognized in earnings.
On December 16, 2004, the FASB issued SFAS No. 123R, (SFAS 123R), Accounting for Stock-Based Compensation as amended. SFAS 123R replaces SFAS No. 123, as amended by SFAS No. 148, which we adopted on January 1, 2003. SFAS 123R requires that the compensation cost relating to share-based payment transactions to be recognized in financial statements and be measured based on the fair value of the equity or liability instruments issued. SFAS 123R is effective as of the first annual reporting period that begins after June 15, 2005. The adoption of SFAS 123R is not expected to have a material effect on our consolidated financial statements.
In March 2005, the FASB issued Interpretation No. 47 (FIN 47), Accounting for Conditional Asset Retirement Obligations, an interpretation of FASB Statement No. 143. FIN 47 refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the entity. An entity is required to recognize a liability for the fair value of a conditional asset retirement obligation if the fair value of the liability can be reasonable estimated. The fair value of a liability for the conditional asset retirement obligation should be recognized when incurred, generally upon acquisition, construction, or development and through the normal operation of the asset. This interpretation is effective no later than the end of fiscal years ending after December 31, 2005. The adoption of FIN 47 did not have a material effect on our consolidated financial statements.
In June 2005 the FASB ratified the consensus by the Emerging Issues Task Force (EITF) regarding EITF 04-05, Determining Whether a General Partner or the General Partners, as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners have Certain Rights. This consensus established the presumption that general partners in a limited partnership control that limited partnership regardless of the extent of the general partners’ ownership interest in the limited partnership. The consensus further establishes that the rights of the limited partners can overcome the presumption of control by the general partners, if the limited partners have either (a) the substantive ability to dissolve (liquidate) the limited partnership or otherwise remove the general partners without cause or (b) substantive participating rights. Whether the presumption of control is overcome is a matter of judgment based on the facts and circumstances, for which the consensus provides additional guidance. This consensus is currently applicable to us for new or modified partnerships, and will otherwise be applicable to existing partnerships in 2006. This consensus applies to limited

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
partnerships or similar entities, such as limited liability companies that have governing provisions that are the functional equivalent of a limited partnership. The guidance is effective no later than the beginning of the first reporting period in fiscal years beginning after December 15, 2005 and as of June 29, 2005 for new or modified partnerships. The adoption of EITF 04-05 did not have a material effect on our consolidated financial statements.
2. Basis of Presentation
The accompanying Consolidated Financial Statements include our accounts, all wholly owned subsidiaries, consolidated and unconsolidated joint venture investments, and the accounts of Inland Retail Real Estate Limited Partnership (IRRELP), our operating partnership. Wholly owned subsidiaries generally consist of limited liability companies (LLCs), limited partnerships or other entities for which separate financial records are maintained. The effects of all significant inter-company transactions have been eliminated.
Prior to August 31, 2005, we had a 98.97% ownership interest in the LLC which owns Birkdale Village. Crosland/Pappas Birkdale Holdings, LLC (Crosland) had a 1.03% minority ownership interest. On August 31, 2005, we acquired the 1.03% minority interest in the LLC from Crosland for $455 pursuant to Crosland’s put right included in the LLC agreement. Beginning September 1, 2005, 100% of the operations of Birkdale Village are reflected in the accompanying Consolidated Financial Statements.
We have a 20% ownership interest in and are the managing member of Inland-SAU Retail Fund, L.L.C. (SAU JV), which management determined is not a variable interest entity. We account for our investment in this venture using the equity method of accounting. See Note 7 Investment in Unconsolidated Joint Venture for further discussion.
3. Related Party Transactions
Daniel L. Goodwin and G. Joseph Cosenza are shareholders of ours and we have non-compensatory consulting agreements with both of them. Mr. Goodwin has agreed to advise us on business strategy and Mr. Cosenza has agreed to advise us on property acquisitions. Mr. Goodwin is the Chairman of the Inland Real Estate Group of Companies. He is a stockholder of our Company and directly or indirectly (as agent for certain shareholders pursuant to the business combination set forth below) controls 16,924 shares, or 6.55%, of our common stock. Mr. Goodwin serves as the Chairman of our Management and Disclosure Committee, or MDC, which consists of senior Company officers, our inside directors and Mr. Goodwin, among others. The purpose of the MDC is to provide advice to our CEO and to the Board of Directors, in accordance with Mr. Goodwin’s consulting agreement signed in connection with our acquisition of the property managers and advisor in December 2004 (the business combination) and as required by a Special Committee of our Board. Strategic initiatives and general operating issues are discussed at these meetings. The MDC does not make day-to-day business decisions. Mr. Goodwin and certain other Inland Real Estate Group executives are required to perform these services for no compensation. MDC meetings are generally held monthly and we determine the agenda for MDC meetings. As of December 31, 2005 Robert D. Parks, who is a shareholder of ours, was our Chairman and served on our Board of Directors. We have a non-compensatory consulting agreement with him to advise us on matters within his expertise and relating to our business, and to attend certain meetings of our management team. Thomas P. McGuinness is our Chief Operating Officer (COO) and a shareholder of ours. We have a compensatory arrangement for his services as our COO and a non-compensatory agreement with him regarding his advice on property management and leasing. On March 3, 2006, Mr. Parks resigned as our Chairman and as one of our affiliated directors, at which time, Richard Imperiale, an independent director, was selected by the Board of Directors to serve as our Chairman and Mr. McGuinness was appointed an affiliated director. Mr. Parks will continue to serve on the MDC.
Mr. Goodwin, Mr. Parks and Mr. Cosenza also may own interests in and may be officers and/or directors of certain companies that indirectly own or control the companies which provide services to us and are listed in the chart below and in the following paragraphs.

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

Company Name	Services Provided
Inland Communications, Inc.	Marketing, communications and media relations services

Inland Office Management and Services, Inc. and Inland Facilities Management, Inc.	Office and facilities management services

The Inland Real Estate Group, Inc.	Legal and advisory services

Inland Payroll Services, Inc.	Preemployment, newhire, human resources, benefit administration and payroll and tax administration services

Investors Property Tax Services, Inc.	Property tax payment and processing services and real estate tax assessment reduction services

Inland Computer Services, Inc.	Data processing, computer equipment and support services, and other information technology services

Inland Risk and Insurance Management Services, Inc.	Risk and insurance management services

Inland Real Estate Acquisitions, Inc.	Negotiate property acquisitions, due diligence analysis and other services
The costs of the above services are included in general and administrative expenses, property operating expenses or are capitalized as part of property acquisitions of which we incurred $2,139 and $3,351 during the years ended December 31, 2005 and 2004, respectively. Of these services $84 and $527 remain unpaid as of December 31, 2005 and 2004, respectively.
Inland Mortgage Servicing Corp. provides loan servicing to us for an annual fee. Such costs are included in property operating expenses. A previous agreement allowed for annual fees totaling 0.03% of the first $1,000,000 of the mortgage balance outstanding and 0.01% of the remaining mortgage balance, payable monthly. On April 1, 2004, we entered into a new agreement for an initial term of one year, and which continues each year thereafter unless terminated. The fee structure requires monthly payments of one hundred seventy-five dollars per loan serviced. The fee increases to two hundred dollars per loan should the number of loans serviced fall below one hundred. These same fees totaled $438, $407 and $290 for the years ended December 31, 2005, 2004 and 2003, respectively. None remain unpaid as of December 31, 2005 and 2004.
Inland Investment Advisors, Inc. provides investment advisory services for our investment securities for a monthly fee. The agreement requires us to pay a fee of 0.75% per annum (paid monthly) based on the average daily net asset value of any investments under management. Such fees are included in general and administrative expenses and totaled $96, $84 and none for the years ended December 31, 2005, 2004 and 2003, respectively. None remain unpaid as of December 31, 2005 and 2004.
Inland Mortgage Corporation provides services to procure and facilitate the mortgage financing that we obtain with respect to the properties purchased. Such costs are capitalized as loan fees and amortized to interest expense over the respective loan term. During the years ended December 31, 2005 and 2004, we incurred loan fees totaling $140 and $762, respectively. None remain unpaid as of December 31, 2005 and 2004.
Metropolitan Construction Services provides general contracting services for tenant improvements, on-going repairs and maintenance and capital improvement projects. During the years ended December 31, 2005, 2004 and 2003, we incurred

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
$9,810, $7,290 and $5,706, respectively, for these services. Of these services $330 and $329 remain unpaid as of December 31, 2005 and 2004, respectively.
In May 2005, an affiliate of The Inland Group, Inc. purchased the building which houses our corporate headquarters located in Oak Brook, Illinois and assumed our office lease from the previous landlord. Our annual rent was approximately $300, of which we paid approximately $175 to this affiliate for the year ended December 31, 2005. None remain unpaid as of December 31, 2005.
Prior to our acquisition of the property management companies and our former advisor on December 29, 2004, we were obligated to pay an advisor asset management fee of not more than 1% of our net asset value to our former advisor. Our net asset value was defined as the total book value of the assets invested in equity interests and loans receivable secured by real estate, before reserves for depreciation, reserves for bad debt or other similar non-cash reserves, reduced by any mortgages payable on the respective assets. We computed our net asset value by taking the average of these values at the end of each month for which we were calculating the fee. The fee was payable quarterly in an amount equal to 1/4 of 1% of net asset value as of the last day of the immediately preceding quarter. For any year in which we qualified as a REIT prior to the completion of the transaction, our former advisor was required to reimburse us for certain amounts to the extent that the annual return to shareholders was less than 7%. No reimbursements from our former advisor were required in any year. For the year December 31, 2005, 2004 and 2003, we incurred none, $18,958 and $15,531, respectively, of asset management fees. None remain unpaid as of December 31, 2005 and 2004.
Also prior to their acquisition, the property management companies, which were owned principally by individuals who were affiliated with our former advisor, were entitled to receive property management fees from us totaling 4.5% of gross operating income for management and leasing services. As a result of this acquisition, we currently own 100% of the property management companies, and property management fee income and expense are eliminated upon consolidation for the year ended December 31, 2005. We incurred property management fees of $20,574 and $13,050 for the years ended December 31, 2004 and 2003, respectively, of which $373 remained unpaid at December 31, 2004.
Our employee benefits, human resources policies and insurance policies are modeled after those used by The Inland Real Estate Group of Companies and were adopted by us pursuant to agreements relative to our business combination. These policies are administered through Inland Payroll Services, Inc. and Inland Risk and Insurance Management Services, Inc., which we have contracted with to provide these services for us. We have chosen to use these services rather than administer them internally because we have the availability of highly experienced professionals who charge us rates we believe are billed at their cost and which we believe are at or below market. Further, we only incur the cost for these services as we need them and are able to avail ourselves of the quantity discounts and purchasing power of The Inland Real Estate Group of Companies. If we are able to obtain these services on a more favorable basis elsewhere, or if we believe we can perform them in house at less cost, we can terminate these agreements.
In addition, The Inland Real Estate Group of Companies conducts various monthly officer and staff meetings for all Inland related and non-related companies. The purpose of the meetings is to share news regarding various Inland companies as well as real estate industry trends and developments and information of mutual interest. The meetings also provide a format for individuals to communicate in an informal setting away from corporate offices. Attendance is strongly encouraged in order to maintain a dialogue among officers and staff of The Inland Group service providers, affiliates and former affiliates who have agreements with the service providers.
4. Stock Plans and Soliciting Dealer Warrants
Our Independent Director Stock Option Plan, subject to certain conditions, provides for the grant to each independent director of an option to acquire initial shares following their becoming a Director and for the grant of additional options to acquire subsequent shares on the date of each annual shareholders’ meeting. The initial options are exercisable at $9.05 per share. The subsequent options will be exercisable at the fair market value of a share on the last business day preceding the annual meeting of shareholders. As of December 31, 2005, options to acquire 8 shares were exercised. As

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
of December 31, 2005 and 2004, options to acquire 14 and 20 shares of common stock were outstanding, respectively.
In addition to selling commissions, the dealer manager of our offerings, an affiliate of our former advisor, has the right to purchase soliciting dealer warrants which are re-allowed to the soliciting dealer. The holder of a soliciting dealer warrant will be entitled to purchase one share from us at a price of $12.00 per share during the period commencing one year from the date of the first issuance of any of the soliciting dealer warrants and ending five years after the effective date of each offering. As of December 31, 2005 and 2004, 8,551 had been issued, of which 547 have expired as of December 31, 2005. As of January 31, 2006, approximately 2,002 warrants have expired. At December 31, 2005, no warrants had been exercised. As of March 3, 2006, 44 warrants have been exercised.
On August 23, 2005, our shareholders approved an Equity Award Plan (EAP) and an Employee Stock Purchase Plan (ESPP). The EAP will allow certain of our employees to be awarded stock shares and/or stock options. The purpose of the EAP is to provide an incentive to those employees so that we can retain executive level talent. The EAP will be available only to employees of ours. We have reserved 300 shares of common stock under the EAP with awards to be granted prior to June 2015. Our Board of Directors may amend this plan at any time.
On August 23, 2005, we granted twenty-five thousand stock options to an executive employee at an exercise price of $10.75 per share and a term of ten years. These options vest and become exercisable over three years, in one-third installments, commencing August 23, 2006.
The ESPP will allow our employees to purchase our shares of stock on favorable terms and pay for the purchases through periodic payroll deductions all in accordance with current Internal Revenue Service rules and regulations. The purpose of the ESPP is to provide our employees with an opportunity to have a stake in the success of the company. The ESPP will be available only to employees of ours. We have reserved 200 shares of common stock under the ESPP with these shares available through June 30, 2007. The ESPP became available to our employees on January 1, 2006. The purchase price of the shares will be at 85% of fair market value and be limited to five thousand shares or $25 per employee per calendar year. We will incur, as an expense, the 15% discount. Our Board of Directors may amend this plan at any time.
5. Leases
Master Lease Agreements
In conjunction with certain acquisitions, we receive payments under master lease agreements pertaining to some non-revenue producing spaces at the time of purchase, for periods ranging from one to three years after the date of the purchase or until the spaces are leased. GAAP requires that as these payments are received, they be recorded as a reduction in the purchase price of the respective property rather than as rental income. The cumulative amount of such payments was $22,377 and $18,017 as of December 31, 2005 and 2004, respectively.
Operating Leases
Minimum lease payments to be received in the future under operating leases, excluding rental income under master lease agreements and assuming no expiring leases are renewed, are as follows:

Minimum Lease
Payments
2006	$381,132
2007	360,315
2008	333,441
2009	302,231
2010	273,280
Thereafter	1,613,142

Total	$3,263,541

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
The majority of the revenues from our properties consists of rents received under long-term operating leases. Some leases provide for the payment of fixed base rent paid monthly in advance, and for the reimbursement by tenants to us for the tenant’s pro rata share of certain operating expenses including real estate taxes, special assessments, insurance, utilities, common area maintenance, management fees, and certain building repairs paid by the landlord and recoverable under the terms of the lease. Under these leases, the landlord pays all expenses and is reimbursed by the tenant for the tenant’s pro rata share of recoverable expenses paid. Certain other tenants are subject to net leases which provide that the tenant is responsible for fixed based rent as well as all costs and expenses associated with occupancy. Under net leases where all expenses are paid directly by the tenant rather than the landlord, such expenses are not included in the consolidated statements of operations. Under net leases where all expenses are paid by the landlord, subject to reimbursement by the tenant, the expenses are included within property operating expenses and reimbursements are included in tenant recovery income on the consolidated statements of operations.
A lease termination by a major tenant could result in lease terminations or reductions in rent by other tenants whose leases permit cancellation or rent reduction if a major tenant’s lease is terminated. In certain properties where there are large tenants, other tenants may require that if certain large tenants or “shadow” tenants discontinue operations, a right of termination or reduced rent may exist.
The remaining lease terms range from one year to fifty-four years.
Certain tenant leases contain provisions providing for stepped rent increases and rent abatements. GAAP requires us to record rental income for the period of occupancy using the effective monthly rent, which is the average monthly rent for the entire period of occupancy during the term of the lease. As a direct result of recording the effective monthly rent, the accompanying Consolidated Financial Statements include a net increase in rental income of $11,712, $10,445 and $8,231 for the years ended December 31, 2005, 2004 and 2003, respectively. The related accounts and rents receivable, net of allowance, for the years ended December 31, 2005 and 2004 were $32,528 and $21,523, respectively. We anticipate collecting these amounts over the terms of the related leases as scheduled rent payments are made.

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
6.	Mortgages Payable and Line of Credit

Mortgages payable consist of the following at December 31, 2005 and 2004.

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
440 Commons	F	4.51%	02/2008	$9,875	$9,875
Jersey City, NJ
Aberdeen Square Boynton Beach, FL	F	6.25%	01/2007	3,670	3,670
Abernathy Square Atlanta, GA	F	6.29%	03/2009	13,392	13,392
Adams Farm Greensboro, NC	F	4.65%	08/2009	6,700	6,700
Aiken Exchange Aiken, SC	F	4.37%	05/2009	7,350	7,350
Albertsons at Bloomingdale Hills Brandon, FL	F	4.47%	04/2009	3,175	3,175
Alexander Place Raleigh, NC	F	4.79%	02/2010	15,000	—
Anderson Central	F	4.94%	12/2010	8,600	8,600
Anderson, SC
Barrett Pavilion	F	4.66%	08/2010	44,000	44,000
Kennesaw, GA
Bartow Marketplace	V	4.21%	09/2006	13,475	13,475
Cartersville, GA
Bass Pro Outdoor World	F	5.93%	08/2009	9,100	9,100
Dania Beach, FL
Bellevue Place Shopping Center	F	5.13%	12/2013	5,985	5,985
Nashville, TN
Bi-Lo — Asheville	F	5.16%	11/2010	4,235	4,235
Asheville, NC
Bi-Lo — Northside Plaza	F	4.47%	04/2009	2,200	2,200
Greenwood, SC
Bi-Lo — Shelmore	F	4.78%	10/2008	6,350	6,350
Mt. Pleasant, SC
Bi-Lo — Southern Pines	F	5.16%	11/2010	3,950	3,950
Southern Pines, NC
Bi-Lo — Sylvania	F	5.16%	11/2010	2,420	2,420
Sylvania, GA
Birkdale Village	F	4.08%	08/2010	55,000	55,000
Charlotte, NC
BJ’S Wholesale Club	F	5.06%	12/2010	7,117	7,117
Charlotte, NC
Boynton Commons	V	4.95%	03/2008	15,125	15,125
Boynton Beach, FL
Brandon Blvd. Shoppes	F	6.24%	03/2009	5,137	5,137
Brandon, FL

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
Brick Center Plaza	F	4.38%	06/2010	10,300	10,300
Brick, NJ
Bridgewater Marketplace	V	5.05%	09/2006	2,988	2,988
Orlando, FL
Camfield Corners	F	5.04%	12/2010	5,150	5,150
Charlotte, NC
Camp Hill Center	F	4.20%	08/2010	4,300	4,300
Harrisburg, PA
Capital Crossing	F	4.30%	08/2010	5,478	5,478
Raleigh, NC
Capital Plaza	F	4.37%	01/2010	4,109	4,109
Wake Forest, NC
Carlisle Commons	F	4.99%	11/2010	21,560	21,560
Carlisle, PA
Cascades Marketplace	F	4.51%	12/2008	9,240	9,240
Sterling, VA
Casselberry Commons	F	7.64%	04/2006	8,703	8,703
Casselberry, FL
Cedar Springs Crossing	F	4.51%	08/2010	5,800	5,800
Spartanburg, SC
Center Pointe Plaza I	F	5.32%	08/2011	4,250	4,250
Easley, SC
Chatham Crossing	F	4.65%	04/2010	2,190	2,190
Siler City, NC
Chesterfield Crossings	F	5.50%	10/2009	6,380	6,380
Richmond, VA
Chickasaw Trails Shopping Center	F	6.26%	11/2006	4,400	4,400
Orlando, FL
Circuit City — Cary	F	4.77%	04/2010	3,280	3,280
Cary, NC
Circuit City — Culver City	F	4.87%	10/2010	4,813	4,813
Culver City, CA
Circuit City — Highland Ranch	F	4.87%	10/2010	3,160	3,160
Highland Ranch, CO
Circuit City — Olympia	F	4.87%	10/2010	3,160	3,160
Olympia, WA
Circuit City — Rome	F	5.50%	10/2009	2,470	2,470
Rome, GA
Circuit City — Vero Beach	F	5.50%	09/2009	3,120	3,120
Vero Beach, FL
Circuit City Plaza	F	5.50%	09/2009	6,275	6,275
Orlando, FL
Citrus Hills	V	5.00%	02/2007	3,000	3,000
Citrus Hills, FL
City Crossing	F	4.97%	10/2010	10,070	10,070
Warner Robins, GA

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
Clayton Corners	F	7.25%	04/2012	9,850	9,850
Clayton, NC
Clearwater Crossing	F	5.00%	12/2010	7,800	7,800
Flowery Branch, GA
Colonial Promenade Bardmoor Center	F	4.52%	08/2010	9,400	9,400
Largo, FL
Columbia Promenade	F	7.61%	02/2006	3,600	3,600
Kissimmee, FL
Columbiana Station	F	4.04%	05/2010	25,900	25,900
Columbia, SC
Commonwealth Center II	F	4.39%	07/2010	12,250	12,250
Richmond, VA
CompUSA Retail Center	F	4.41%	04/2010	4,000	4,000
Newport News, VA
Concord Crossing	F	4.44%	06/2010	2,890	2,890
Concord, NC
Conway Plaza	F	4.73%	07/2010	5,000	5,000
Orlando, FL
Cortez Plaza	F	7.15%	07/2012	16,446	16,624
Bradenton, FL
CostCo Plaza	F	4.99%	12/2010	9,255	9,255
White Marsh, MD
Countryside	F	6.54%	06/2006	4,300	4,300
Naples, FL
Covington Corners	V	4.31%	03/2007	1,885	1,885
Covington, LA
Cox Creek Shopping Center	F	7.09%	03/2012	14,787	14,954
Florence, AL
Creeks at Virginia Center	F	6.37%	08/2012	26,944	27,287
Richmond, VA
Creekwood Crossing	V	5.10%	03/2007	11,750	11,750
Bradenton, FL
Crossroads Plaza	F	4.58%	02/2009	9,900	9,900
Lumberton, NJ
Crystal Springs Shopping Center	F	6.15%	08/2009	4,070	4,070
Crystal Springs, FL
CVS Pharmacy #5040-01	F	5.05%	06/2013	1,407	1,407
Kissimmee, FL
CVS Pharmacy #6226-01	F	5.05%	06/2013	1,005	1,005
Oklahoma City, OK
CVS Pharmacy #6794-01	F	5.05%	06/2013	1,540	1,540
Ft. Worth, TX
CVS Pharmacy #6841-01	F	5.05%	06/2013	1,203	1,203
Wichita Falls, TX
CVS Pharmacy #6967-01	F	5.05%	06/2013	1,338	1,338
Richardson, TX

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
CVS Pharmacy #6974-01	F	5.05%	06/2013	1,316	1,316
Richardson, TX
CVS Pharmacy #6978-01	F	5.05%	06/2013	1,036	1,036
Wichita Falls, TX
CVS Pharmacy #6982-01	F	5.05%	06/2013	1,097	1,097
Dallas, TX
CVS Pharmacy #7440-01	F	5.05%	06/2013	1,177	1,177
Dallas, TX
CVS Pharmacy #7579-01	F	5.05%	06/2013	1,521	1,521
Richland Hills, TX
CVS Pharmacy #7642-01	F	5.05%	06/2013	1,022	1,022
Lake Worth, TX
CVS Pharmacy #7678-01	F	5.05%	06/2013	1,546	1,546
River Oaks, TX
CVS Pharmacy #7709-01	F	5.05%	06/2013	845	845
Tyler, TX
CVS Pharmacy #7785-01	F	5.05%	06/2013	941	941
Ft. Worth, TX
CVS Pharmacy #7804-01	F	5.05%	06/2013	1,445	1,445
Plano, TX
Cypress Trace	F	5.00%	04/2012	16,000	—
Ft. Meyers, FL
Denbigh Village	F	4.94%	12/2010	11,457	11,457
Newport News, VA
Douglasville Pavilion	V	3.88%	07/2007	14,923	14,923
Douglasville, GA
Downtown Short Pump	F	4.90%	08/2010	18,480	18,480
Richmond, VA
Duvall Village	F	7.04%	10/2012	9,006	9,174
Bowie, MD
East Hanover Plaza	F	4.69%	07/2010	9,280	9,280
East Hanover, NJ
Eckerd Drug Store — Blackstock	F	5.43%	03/2014	1,492	1,492
Spartanburg, SC
Eckerd Drug Store — Concord	F	5.43%	03/2014	1,234	1,234
Concord, NC
Eckerd Drug Store — Greenville	F	6.30%	08/2009	1,540	1,540
Greenville, SC
Eckerd Drug Store — Perry Creek	F	5.43%	03/2014	1,565	1,565
Raleigh, NC
Eckerd Drug Store — Piedmont	F	5.17%	10/2010	1,100	1,100
Piedmont, SC
Eckerd Drug Store — Spartanburg	F	6.30%	08/2009	1,542	1,542
Spartanburg, SC
Eckerd Drug Store — Tega Cay	F	5.43%	03/2014	1,678	1,678
Tega Cay, SC

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
Eckerd Drug Store — Woodruff	F	5.43%	03/2014	1,561	1,561
Woodruff, SC
Eckerd Drug Store #0234	F	5.05%	06/2013	1,161	1,161
Marietta, GA
Eckerd Drug Store #0444	F	5.05%	06/2013	1,129	1,129
Gainesville, GA
Eckerd Drug Store #2320	F	5.05%	06/2013	1,271	1,271
Snellville, GA
Eckerd Drug Store #3449	F	5.17%	10/2010	1,120	1,120
Lawrenceville, GA
Eckerd Drug Store #5018	F	4.97%	02/2010	1,582	1,582
Amherst, NY
Eckerd Drug Store #5661	F	4.97%	02/2010	1,777	1,777
Buffalo, NY
Eckerd Drug Store #5786	F	4.97%	02/2010	905	905
Dunkirk, NY
Eckerd Drug Store #5797	F	4.97%	02/2010	1,636	1,636
Cheektowaga, NY
Eckerd Drug Store #6007	F	4.97%	02/2010	1,636	1,636
Connelsville, PA
Eckerd Drug Store #6036	F	4.97%	02/2010	1,636	1,636
Pittsburgh, PA
Eckerd Drug Store #6040	F	4.94%	02/2010	1,911	1,911
Monroeville, PA
Eckerd Drug Store #6043	F	4.97%	02/2010	1,636	1,636
Monroeville, PA
Eckerd Drug Store #6062	F	4.94%	02/2010	1,418	1,418
Harborcreek, PA
Eckerd Drug Store #6089	F	4.97%	02/2010	1,374	1,374
Weirton, WV
Eckerd Drug Store #6095	F	4.97%	02/2010	1,571	1,571
Cheswick, PA
Eckerd Drug Store #6172	F	4.94%	02/2010	1,636	1,636
New Castle, PA
Eckerd Drug Store #6193	F	4.94%	02/2010	1,636	1,636
Erie, PA
Eckerd Drug Store #6199	F	4.94%	02/2010	1,636	1,636
Millcreek, PA
Eckerd Drug Store #6257	F	5.18%	04/2010	640	640
Millcreek, PA
Eckerd Drug Store #6286	F	5.18%	04/2010	1,601	1,601
Erie, PA
Eckerd Drug Store #6334	F	4.94%	02/2010	1,636	1,636
Erie, PA
Eckerd Drug Store #6392	F	4.97%	02/2010	1,636	1,636
Penn, PA

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
Eckerd Drug Store #6695	F	4.97%	02/2010	1,636	1,636
Plum Borough, PA
Edgewater Town Center	F	4.69%	06/2010	14,000	14,000
Edgewater, NJ
Eisenhower Crossing I & II	F	6.09%	01/2007	16,375	16,375
Macon, GA
Eisenhower Crossing I & II	F	6.12%	01/2007	7,425	7,425
Macon, GA
Fayette Pavilion I, II, III & IV	F	3.80%	03/2007	25,150	25,150
Fayetteville, GA
Fayette Pavilion I, II, III & IV	F	5.62%	07/2010	53,250	53,250
Fayetteville, GA
Fayetteville Pavilion	V	4.62%	07/2007	15,937	15,938
Fayetteville, NC
Flamingo Falls	F	4.35%	08/2010	13,200	13,200
Pembroke Pines, FL
Forest Hills Centre	F	4.49%	03/2010	3,660	3,660
Wilson, NC
Forestdale Plaza	F	4.91%	01/2010	3,319	3,319
Jamestown, NC
Fountains	F	4.66%	07/2011	32,500	32,500
Plantation, FL
Gateway Market Center	F	4.57%	01/2010	11,000	10,425
St. Petersburg, FL
Gateway Plaza — Jacksonville	F	4.82%	03/2010	6,500	6,500
Jacksonville, NC
Gateway Plaza II — Conway	F	4.65%	05/2010	3,480	3,480
Conway, SC
Glenmark Centre	F	4.78%	10/2008	7,000	7,000
Morgantown, WV
Golden Gate	F	4.77%	04/2010	6,379	6,379
Greensboro, NC
Goldenrod Groves	F	4.41%	04/2010	4,575	4,575
Orlando, FL
Goody’s Shopping Center	F	5.00%	12/2010	1,185	1,185
Augusta, GA
Hairston Crossing	F	5.99%	07/2009	3,655	3,655
Decatur, GA
Hampton Point	F	5.50%	10/2009	2,475	2,475
Taylors, SC
Harundale Plaza	F	4.64%	04/2010	12,362	12,362
Glen Burnie, MD
Heather Island Plaza	F	5.00%	12/2012	6,155	—
Silver Springs Shores, FL
Heritage Pavilion	F	4.46%	07/2009	21,500	21,500
Smyrna, GA

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
Hilliard Rome	F	5.87%	01/2013	11,565	11,723
Columbus, OH
Hillsboro Square	F	5.50%	10/2009	12,100	12,100
Deerfield Beach, FL
Hiram Pavilion	F	4.51%	08/2010	19,369	19,369
Hiram, GA
Houston Square	F	4.74%	01/2009	2,750	2,750
Warner Robins, GA
Jo-Ann Fabrics	V	4.21%	08/2008	2,450	2,450
Alpharetta, GA
Jones Bridge Plaza	F	4.38%	04/2010	4,350	4,350
Norcross, GA
KB Homes	V	4.87%	09/2006	2,000	2,000
Daytona Beach, FL
Kensington Place	F	4.91%	01/2011	3,750	3,750
Murfreesboro, TN
Killearn Shopping Center	F	4.53%	02/2009	5,970	5,970
Tallahassee, FL
Kmart	F	6.80%	06/2006	4,655	4,655
Macon, GA
Kroger — Cincinnati	F	4.87%	10/2010	3,969	3,969
Cincinnati, OH
Kroger — West Chester	F	4.87%	10/2010	2,475	2,475
West Chester, OH
Kroger- Grand Prairie	F	4.87%	10/2010	3,086	3,086
Grand Prairie, TX
Lake Olympia Square	F	8.25%	04/2007	4,937	5,133
Ocoee, FL
Lake Walden Square	F	7.63%	11/2007	9,260	9,418
Plant City, FL
Lakeview Plaza	F	8.00%	03/2018	3,613	3,613
Kissimmee, FL
Lakewood Ranch	V	4.97%	10/2009	4,400	4,400
Bradenton, FL
Largo Town Center	F	4.90%	12/2010	17,200	17,200
Upper Marlboro, MD
Lexington Place	F	4.96%	01/2011	5,300	5,300
Lexington, SC
Loisdale Center	F	4.58%	12/2008	15,950	15,950
Springfield, VA
Lowe’s Home Improvement	F	6.80%	06/2006	4,845	4,845
Warner Robbins, GA
Lowe’s Home Improvement — Baytown	F	4.87%	10/2010	6,099	6,099
Baytown, TX
Lowe’s Home Improvement — Cullman	F	4.87%	10/2010	4,737	4,737
Cullman, AL

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
Lowe’s Home Improvement — Houston	F	4.87%	10/2010	6,393	6,393
Houston, TX
Lowe’s Home Improvement — Steubenville	F	4.87%	10/2010	6,061	6,061
Steubenville, OH
Manchester Broad Street	F	4.76%	12/2008	7,205	7,205
Manchester, CT
Market Square	F	7.02%	09/2008	8,051	8,176
Douglasville, GA
Marketplace at Mill Creek	F	4.34%	05/2010	27,700	27,700
Buford, GA
McFarland Plaza	F	5.50%	09/2009	8,425	8,425
Tuscaloosa, AL
Meadowmont Village Center	F	4.20%	08/2010	13,400	13,400
Chapel Hill, NC
Melbourne Shopping Center	F	7.68%	03/2009	5,944	5,945
Melbourne, FL
Merchants Square	F	7.25%	11/2008	3,108	3,138
Zephyrhills, FL
Middletown Village	F	4.53%	02/2009	10,000	10,000
Middletown, RI
Midway Plaza	F	4.91%	11/2010	15,638	15,638
Tamarac, FL
Mill Pond Village	F	4.76%	07/2009	8,500	8,500
Cary, NC
Monroe Shopping Center	F	4.63%	06/2010	1,915	1,915
Monroe, NC
Mooresville Marketplace	F	8.00%	11/2022	3,893	3,893
Mooresville, NC
Naugatuck Valley Shopping Center	F	4.72%	12/2008	28,600	28,600
Waterbury, CT
Newnan Pavilion	V	3.88%	07/2007	20,413	20,414
Newnan, GA
North Aiken Bi-Lo Center	F	4.64%	04/2010	2,900	2,900
Aiken, SC
North Hill Commons	F	5.24%	11/2010	2,475	2,475
Anderson, SC
Northlake Commons	F	4.96%	01/2011	13,376	13,376
Palm Beach Gardens, FL
Northpoint Marketplace	F	5.50%	10/2009	4,535	4,535
Spartanburg, SC
Oak Summit	F	4.27%	06/2009	8,200	8,200
Winston-Salem, NC
Oakley Plaza	F	4.29%	08/2010	5,175	5,175
Asheville, NC
Oleander Shopping Center	F	7.80%	11/2011	3,000	3,000
Wilmington, NC

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
Overlook at King of Prussia	F	4.60%	03/2008	30,000	30,000
King of Prussia, PA
Paradise Place	F	4.55%	02/2009	6,555	6,555
West Palm Beach, FL
Paradise Promenade	F	4.32%	06/2009	6,400	6,400
Davie, FL
Paraiso Plaza	F	4.63%	06/2010	5,280	5,280
Hialeah, FL
PetSmart — Chattanooga	F	7.37%	06/2008	1,304	1,304
Chattanooga, TN
PetSmart — Daytona Beach	F	7.37%	06/2008	1,361	1,361
Daytona Beach, FL
PetSmart — Fredricksburg	F	7.37%	06/2008	1,435	1,435
Fredricksburg, VA
Piedmont Plaza	F	5.50%	09/2028	5,797	5,922
Apopka, FL
Plant City Crossing	F	4.70%	04/2010	5,900	5,900
Plant City, FL
Plaza Del Paraiso	F	4.72%	02/2010	8,440	8,440
Miami, FL
Pleasant Hill	F	5.04%	12/2009	17,120	17,120
Duluth, GA
Pointe at Tampa Palms	F	4.47%	04/2009	2,890	2,890
Tampa, FL
Presidential Commons	F	6.80%	12/2007	24,067	24,067
Snellville, GA
Presidential Commons	F	2.50%	11/2006	2,000	2,000
Snellville, GA
Publix Brooker Creek	F	4.61%	12/2011	5,000	5,000
Palm Harbor, FL
Redbud Commons	F	4.60%	07/2012	5,060	—
Gastonia, NC
River Ridge	F	4.16%	04/2008	14,498	14,499
Birmingham, AL
River Run	F	4.01%	08/2010	6,490	6,490
Miramar, FL
Riverdale Shops	F	4.25%	02/2008	23,200	23,200
West Springfield, MA
Riverstone Plaza	F	5.50%	09/2009	17,600	17,600
Canton, GA
Rosedale Shopping Center	F	7.94%	06/2011	13,300	13,300
Huntersville, NC
Route 22 Retail Shopping Center	F	7.49%	01/2008	10,981	11,146
Union, NJ
Sand Lake Corners	F	6.80%	06/2008	11,900	11,900
Orlando, FL

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
Sandy Plains Village	F	5.00%	12/2010	9,900	9,900
Roswell, GA
Sarasota Pavilion	V	4.95%	07/2007	21,000	21,000
Sarasota, FL
Seekonk Town Center	F	4.06%	05/2007	6,100	6,100
Seekonk, MA
Sexton Commons	F	4.50%	12/2009	4,400	4,400
Fuquay Varina, NC
Sharon Greens	F	6.07%	09/2009	6,500	6,500
Cumming, GA
Sheridan Square	F	4.39%	06/2010	3,600	3,600
Dania, FL
Shoppes at Citiside	F	4.37%	05/2010	5,600	5,600
Charlotte, NC
Shoppes at Lake Dow	F	4.97%	12/2010	6,100	6,100
McDonough, GA
Shoppes at Lake Mary	F	4.91%	01/2010	6,250	6,250
Lake Mary, FL
Shoppes at New Tampa	F	4.91%	08/2010	10,600	10,600
Wesley Chapel, FL
Shoppes at Paradise Pointe	F	5.12%	10/2010	6,420	6,420
Ft. Walton Beach, FL
Shoppes at Wendover Village I	F	4.22%	06/2009	5,450	5,450
Greensboro, NC
Shoppes of Augusta	V	4.31%	03/2007	1,668	1,668
Augusta, GA
Shoppes of Ellenwood	F	4.72%	02/2010	5,905	5,905
Ellenwood, GA
Shoppes of Golden Acres	F	4.68%	12/2011	7,098	7,098
Newport Richey, FL
Shoppes of Lithia	F	4.72%	02/2010	7,085	7,085
Brandon, FL
Shoppes on the Ridge	F	4.74%	12/2011	9,628	9,628
Lake Wales, FL
Shops at Oliver’s Crossing	F	4.63%	06/2010	5,100	5,100
Winston-Salem, NC
Shops on the Circle	F	7.92%	11/2010	11,852	11,978
Dothan, AL
Skyview Plaza	V	4.90%	11/2006	10,875	10,875
Orlando, FL
Sony Theatre Complex	F	4.69%	07/2010	6,445	6,445
East Hanover, NJ
Southampton Village	F	4.66%	05/2011	6,700	6,700
Tyrone, GA
Southlake Pavilion	V	3.88%	07/2007	36,212	36,213
Morrow, GA

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
Southlake Shopping Center	F	7.25%	11/2008	7,384	7,492
Cornelius, NC
Southwood Plantation	F	4.69%	12/2011	4,994	4,994
Tallahassee, FL
Spring Mall Center	F	4.66%	12/2010	5,765	5,765
Springfield, VA
Springfield Park	F	4.20%	08/2010	5,600	5,600
Lawrenceville, GA
Squirewood Village	F	4.47%	04/2009	1,900	1,900
Dandridge, TN
Steeplechase Plaza	V	4.80%	04/2007	4,651	4,651
Ocala, FL
Stonebridge Square	V	4.17%	07/2007	10,900	10,900
Roswell, GA
Stonecrest Marketplace	F	4.34%	05/2010	19,075	19,075
Lithonia, GA
Super Wal-Mart — Alliance	F	4.87%	10/2010	8,451	8,451
Alliance, OH
Super Wal-Mart — Greenville	F	4.87%	10/2010	9,048	9,048
Greenville, SC
Super Wal-Mart — Winston-Salem	F	4.87%	10/2010	10,030	10,030
Winston-Salem, NC
Suwanee Crossroads	F	4.60%	08/2010	6,670	6,670
Suwanee, GA
Sycamore Commons	F	5.11%	09/2009	20,000	20,000
Matthews, NC
Sycamore Commons Outlot I & II	F	4.55%	02/2009	1,475	1,475
Matthews, NC
Target Center	F	6.02%	08/2009	4,192	4,192
Columbia, SC
Tequesta Shoppes Plaza	F	5.30%	10/2010	5,200	5,200
Tequesta, FL
Thompson Square Mall	F	4.22%	07/2009	13,350	13,350
Monticello, NY
Town & Country	F	4.70%	05/2010	30,751	30,900
Knoxville, TN
Town Center Commons	F	7.00%	04/2006	4,750	4,750
Kennesaw, GA
Turkey Creek I & II	F	5.23%	11/2010	7,050	7,050
Knoxville, TN
Turkey Creek I & II	V	3.88%	07/2007	12,117	12,118
Knoxville, TN
Universal Plaza	V	5.10%	04/2007	4,970	4,970
Lauderhill, FL
Valley Park Commons	F	4.44%	04/2010	6,770	6,770
Hagerstown, MD

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
Venture Pointe	V	3.88%	07/2007	14,472	14,473
Duluth, GA
Village Center	F	4.44%	04/2010	13,200	13,200
Mt. Pleasant, WI
Village Center	F	5.17%	07/2011	2,070	2,070
Mt. Pleasant, WI
Village Crossing	F	4.73%	06/2010	44,000	44,000
Skokie, IL
Village Square at Golf	F	5.23%	11/2010	10,200	10,200
Boynton Beach, FL
Wakefield Crossing	F	4.50%	12/2009	5,920	5,920
Raleigh, NC
Walgreens	F	4.84%	12/2010	2,397	2,397
Port Huron, MI
Walgreens — Dearborn Heights	F	4.86%	11/2012	3,550	—
Dearborn Heights, MI
Walgreens — Livonia	F	4.86%	11/2012	2,477	—
Livonia, MI
Walgreens — Rockford	F	4.86%	11/2012	3,223	—
Rockford, IL
Walks at Highwood Preserve I & II	F	4.37%	05/2009	3,700	3,700
Tampa, FL
Walks at Highwood Preserve I & II	F	5.50%	10/2009	13,230	13,230
Tampa, FL
Wal-Mart/Sam’s Club	F	4.87%	10/2010	7,938	7,938
Worcester, MA
Ward’s Crossing	F	5.50%	09/2009	6,090	6,090
Lynchburg, VA
Warwick Center	F	4.13%	06/2010	16,939	16,939
Warwick, RI
Watercolor Crossing	F	4.76%	01/2012	4,355	4,355
Tallahassee, FL
Waterfront Marketplace/Town Center	F	6.35%	08/2012	70,235	71,133
Homestead, PA
West Falls Plaza	F	4.69%	06/2010	11,075	11,075
West Paterson, NJ
West Oaks Towne Center	F	6.80%	06/2006	4,900	4,900
Ocoee, FL
Westside Centre	F	4.27%	09/2013	29,350	29,350
Huntsville, AL
Willoughby Hills Shopping Center	F	6.98%	06/2018	14,480	14,480
Willoughby Hills, OH
Windsor Court Shopping Center	F	4.39%	06/2010	8,015	8,015
Windsor Court, CT
Winslow Bay Commons	F	4.53%	02/2009	23,200	23,200
Mooresville, NC

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)

		Interest
		Rate at	Maturity	Balance at December 31,
Property Name and Location	Type	12/31/2005	Date	2005	2004
Woodstock Square	V	4.21%	08/2008	14,000	14,000
Atlanta, GA
Wytheville Commons	F	4.30%	06/2009	5,591	5,591
Wytheville, VA

				$2,306,781	$2,257,842

Premium from debt assumed at acquisition, net of amortization				9,052	10,434

Total Mortgages Payable				$2,315,833	$2,268,276

Line of Credit		N/A	N/A	$—	$25,000

     Type
          F = Fixed rate mortgage payable
          V = Variable rate mortgage payable
We believe we can achieve the optimum balance between risk and return to our shareholders by leveraging our properties at approximately 50% to 60% of their value. We also believe that we can borrow at the lowest overall cost of funds by placing individual financing on each of the properties. Accordingly, mortgage loans have generally been placed on each property at the time that the property is purchased, or shortly thereafter, with the property securing the financing.
For the year ended December 31, 2005 and 2004, we closed on or assumed mortgage debt with a principal amount of $48,939 and $269,284, net of mortgage debt repaid. The average costs of funds at December 31, 2005 and 2004 were approximately 5.05% and 5.03%, respectively.
Individual decisions regarding interest rates, loan-to-value, fixed versus variable rate financing, maturity dates and related matters are often based on the condition of the financial markets at the time the debt is placed. Although the loans placed by us are generally non-recourse, occasionally, when it is deemed to be advantageous, we may guarantee all or a portion of the debt. At times, we have borrowed funds as part of a cross-collateralized package, with cross-default provisions, in order to enhance the benefits of the financing. In those circumstances, one or more of the properties may secure the debt of another of our properties.
The following table shows the debt maturing during the next five years and thereafter.

	2006	2007	2008	2009	2010	Thereafter	Total
Maturing debt:*
Fixed rate debt	$45,490	$92,162	$209,449	$347,273	$985,141	$388,056	$2,067,571
Variable rate debt	29,338	173,897	31,575	4,400	—	—	239,210

	$74,828	$266,059	$241,024	$351,673	$985,141	$388,056	$2,306,781

Weighted average interest rate on maturing debt as of December 31, 2005:
Fixed rate debt	6.78%	5.68%	5.27%	5.11%	4.74%	5.72%
Variable rate debt	4.60%	4.27%	4.57%	4.97%	N/A	N/A

*	The debt maturity does not include any premiums associated with debt assumed at acquisition of which $9,052, net of accumulated amortization, is outstanding as of December 31, 2005.

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
The fair value of mortgages payable is the amount at which the instrument could be exchanged in a current transaction between willing parties. The fair value of our mortgages is estimated to be approximately $2,323,000 at December 31, 2005. We estimate the fair value of our mortgages payable by discounting the future cash flows of each instrument at rates currently offered to us for similar debt instruments of comparable maturities by our lenders.
The principal balance of $239,210 or 10.4% of our mortgages payable at December 31, 2005, have variable interest rates averaging 4.36%. An increase in the variable interest rate on certain mortgages payable constitutes a market risk.
The majority of our loans require monthly payments of interest only, although some loans require principal and interest payments, as well as reserves for taxes, insurance, and certain other costs. Interest on variable rate loans are currently based on LIBOR (London Inter-Bank Offering Rate which is a financial industry standard benchmark rate), plus a spread ranging from 132 to 185 basis points. Variable rate loans may be prepaid without penalty, while fixed-rate loans generally may be prepaid with a penalty, after specific lockout periods.
We paid off or refinanced all of the debt that matured during 2005 and 2004. In those cases where maturing debt was repaid from new financing obtained, the replacement financing was for amounts which differ from the loans retired, either producing or requiring cash on a property by property basis. We intend to pay off or refinance all debt that matures in 2006.
On May 7, 2005, we renewed the line of credit with three financial institutions in the amount of $100,000 of which none was outstanding at December 31, 2005. This line of credit has an accordion feature which will allow us to increase the line of credit up to $250,000 if the need arises. The line of credit is available to us for one year with an option to renew annually for two consecutive years. We expect to renew this facility in 2006. This facility requires that we comply with certain financial covenants, which include a limitation on the ratio of our debt to the value of our total assets, based on a specific formula, as well as the level of our earnings before interest, taxes, depreciation and amortization (EBITDA) as compared to overall interest expense. We were in compliance with those covenants for the reporting period ending December 31, 2005. This line of credit gives us flexibility in fulfilling our acquisition strategy, funding our development activities and maintaining overall liquidity to meet operating requirements.
7. Investment in Unconsolidated Joint Venture
Inland-SAU Retail Fund, L.L.C. (SAU JV) was formed on May 13, 2005. SAU JV is a strategic joint venture formed between us and Special Account-U, L.P. (SAU), an affiliate of Henderson Global Investors (North America) Inc., an advisor to an institutional investor. Under the joint venture agreement, SAU will contribute 80% of the equity capital (up to $100,000) and we will contribute 20% of the equity capital (up to $25,000) required to acquire retail properties located east of the Mississippi that satisfy certain investment guidelines, as defined, unless waived by SAU JV. As of December 31, 2005, we had contributed approximately $15,300. SAU and us may increase our equity capital commitments by an additional $25,000 and $6,250, respectively, in accordance with the terms of the joint venture agreement. Funds contributed to SAU JV will be used primarily to acquire properties located in our target markets that satisfy certain parameters (unless waived by the parties), in addition to our current acquisition underwriting guidelines. The SAU JV owns 21 properties as of December 31, 2005. During the year ended December 31, 2005, we initially acquired twelve properties and subsequently sold them at our cost to the SAU JV upon completion of due diligence by SAU. The results of operations of these properties prior to the sale to the SAU JV have not been recorded by us as discontinued operations due to our continuing involvement with the properties.
Cash flow from the operations of the retail properties is to be distributed monthly to SAU and us according to our percentage interests, currently 80% and 20%, respectively. For the period May 13, 2005 to December 31, 2005, we received approximately $140 in distributions of cash flow from operations.

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
Cash flow from a major capital event, as defined, is to be distributed in the following order:
•	First, in an amount equal to the unreturned capital of SAU and us; and

•	Second, if the internal rate of return to SAU and us, as defined, is less than 11%, according to the percentage interests of SAU and us; and

•	Third, if the internal rate of return to SAU and us is between 11% and 13%, a 5% incentive distribution, as defined, to us and the balance according to the percentage interests of SAU and us; and

•	Fourth, if the internal rate of return to SAU and us is greater than 13%, a 25% incentive distribution to us and the balance according to the percentage interests of SAU and us.
SAU JV’s profit and loss for each year is to be allocated to SAU and us in amounts necessary to cause their respective capital accounts to reflect the distribution of cash flow from a hypothetical liquidation of SAU JV’s assets and liabilities. Our portion of SAU JV’s net loss was $9 for the period May 13, 2005 to December 31, 2005 which is a component of other income in the accompanying Consolidated Statement of Operations. However, in any year we are paid an incentive distribution, we will receive a special allocation in an amount equal to such incentive distribution. Any special allocations to us will reduce profit or increase the loss to be allocated to SAU and us.
SAU JV intends to obtain non-recourse debt financing from our joint venture partner or other institutional lenders in an amount no greater than 60% of the total cost of each acquired property. SAU JV anticipates that such debt financings will be interest only, having fixed or variable rates with scheduled maturities of five to seven years. In order to expedite the acquisition of a retail property, either SAU or us may advance funds to SAU JV until debt financing is obtained. Such advances will be evidenced by a note due on demand, bearing a market rate of interest and secured by the respective retail property. For the period May 13, 2005 to December 31, 2005, we funded approximately $78,250 of advances to SAU and as part of the first four acquisitions, we provided approximately $41,000 in interim financing on these properties. As of December 31, 2005 the advances and interim financing had been repaid.
The acquisition fees we earned relative to the properties acquired by the SAU JV are recorded in other income, net of the fees related to our 20% equity contribution to the SAU JV, totaling approximately $846 for the year ended December 31, 2005. The SAU JV plans to acquire additional properties using leverage consistent with its existing business plan to achieve its investment objectives.
The SAU JV agreement also allows for either of the SAU JV partners to offer to acquire the other partner’s interests in the SAU JV after the second anniversary date of the agreement. In the event of an acquisition of the other partner’s interest in the SAU JV, there may be termination costs related to the early payoff of existing financing. SAU and we have agreed that in connection with any change of control, the party that acquired the other partner’s interest in the SAU JV shall be responsible for and have the benefit of any financial impact related to the repayment of the existing financing. The SAU JV agreement also allows us to exercise an option, anytime prior to the second anniversary date of the agreement, to offer to buy out SAU’s interest if the SAU JV is unable to reach unanimous agreement as to any major decisions, including decisions regarding acquisition of properties by the SAU JV. All major decisions require the approval of both SAU JV partners and as such we account for our investment using the equity method of accounting.
In addition to the SAU JV agreement, we also entered into a contract with a financial advisor to provide capital raising services related to this SAU JV. We will pay them a fee equal to 2% of the capital contributed by SAU. This fee is earned pro-rata over the five year period commencing one year from the date of each contribution, and is partially refundable to us if one of the SAU JV partners sells its ownership interest to the other at any point during that time. These fees are capitalized as part of our investment in this unconsolidated joint venture. Such fees totaled approximately $1,151 for the year ended December 31, 2005. Of these fees, $981 remain unpaid as of December 31, 2005.

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
Also as part of the SAU JV agreement, we will receive an annual asset management fee of 0.15% of the gross asset value for each property acquired, for as long as such property is owned by the SAU JV. We earned fees of approximately $53 for the year ended December 31, 2005.
We, through our property management companies, provide management and leasing services to the SAU JV for a monthly property management and leasing fee of 4.5% of actual gross income on the properties, payable monthly, in arrears. We earned fees of approximately $135 for the year ended December 31, 2005.
8. Recent Developments
On January 11, 2005, we entered into a lease termination agreement with a tenant relating to approximately 49,000 square feet of space at our property known as Valley Park Commons, located in Hagerstown, Maryland, in exchange for a lease termination payment of $1,850. The lease termination was received August 18, 2005 and is included in rental income. In connection with this lease termination, we recorded lease termination fee income of $1,687 for the year ended December 31, 2005, which represents the termination payment described above, less related outstanding receivables, including deferred rent receivables.
In 2005, we received approximately three thousand shares of Sears Holding stock as an additional termination fee on the leases for three Kmart stores at three of our properties located in Plant City, Florida, Bradenton, Florida and Macon, Georgia. We recorded termination fee income of approximately $385 for the year ended December 31, 2005, which represents the value of the stock described above and is included in rental income.
We acquired nine retail properties and four land parcels for future development totaling approximately 462,000 square feet and 44 acres, respectively. We acquired 12 properties totaling approximately 808,000 square feet on behalf of SAU JV. These properties were subsequently sold to SAU JV upon completion of the due diligence process by SAU. We also funded 11 earnouts at five of our existing properties totaling approximately 77,000 square feet.
We sold one office building totaling approximately 4,700 square feet and three outlots totaling approximately four acres for an aggregate sales price of $2,620. As a result of these dispositions and properties sold to SAU JV, we have recognized gains of $2,515.
During 2005, we closed on 15 mortgages payable, including eight mortgages payable subsequently assumed by SAU JV when they acquired the related properties from us, resulting in net proceeds of $51,316. These mortgages payable have fixed interest rates ranging from 4.60% to 5.50%. We refinanced two mortgages payable that matured in 2005 resulting in additional proceeds of $575, net of the debt repaid. The new mortgages payable have fixed interest rates of 4.57% and 4.73%.
9. Segment Reporting
We own and seek to acquire multi-tenant shopping centers in the eastern United States. All of our shopping centers are currently located in Georgia, Florida, North Carolina, South Carolina, Pennsylvania, Virginia, Alabama, Tennessee, Ohio, New Jersey, Maryland, Texas, Connecticut, Massachusetts, Illinois, New York, Rhode Island, Wisconsin, West Virginia, Colorado, Michigan, Washington, California, Louisiana and Oklahoma. Our shopping centers are typically anchored by grocery and drug stores or other national/regional tenants and are complemented with additional stores providing a wide range of other goods and services to shoppers.
We assess and measure operating results on an individual property basis for each of our properties based on net property operations. Since all of our properties exhibit highly similar economic characteristics, cater to the day-to-day living needs of their respective surrounding communities, and offer similar degrees of risk and opportunities for growth, the properties have been aggregated and reported as one operating segment.

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
The net property operations and net income are summarized in the following table as of and for the years ended December 31, 2005, 2004 and 2003, along with reconciliations to net income.

	2005	2004	2003
Property operations:
Total property revenue	$492,252	$463,996	$312,614
Total property expenses	(122,527)	(127,341)	(80,301)
Mortgage interest	(119,478)	(111,573)	(65,475)

Net property operations	250,247	225,082	166,838

Other income	7,061	1,967	5,092

Less non-property expenses:
General and administrative expenses	(8,180)	(7,427)	(4,683)
Advisor asset management fee	—	(18,958)	(15,531)
Depreciation and amortization	(144,179)	(135,085)	(81,880)
Terminated contract costs	—	(144,200)	—
Provision for asset impairment	(5,800)	(2,056)	—

Net income (loss)	$99,149	$(80,677)	$69,836

The following table summarizes property asset information as of December 31, 2005 and 2004.

	2005	2004
Total assets:
Shopping center assets	$4,158,752	$4,182,727
Non-segment assets	109,336	111,930

	$4,268,088	$4,294,657

We do not derive any of our consolidated revenue from foreign countries and do not have any major customer that individually accounts for 10% or more of our consolidated revenues.
10. Earnings (Loss) per Share
Basic earnings (loss) per share (EPS) is computed by dividing net income (loss) by the basic weighted average number of common shares outstanding for the period (the common shares). Diluted EPS is computed by dividing net income by the common shares plus shares issuable upon exercise of existing options or other contracts calculated under the treasury method. As of December 31, 2005, 2004 and 2003, options to purchase 22, 20 and 15 shares of common stock, respectively, at an exercise price of $9.05 per share were outstanding. These options were not included in the computation of basic or diluted EPS as the effect would be immaterial. Under the merger agreement, 19,700 shares were held in escrow and a portion was released on the first anniversary of the merger closing date and the balance is to be released on the 540th day after the merger closing date, subject in both cases to any pending claims of ours for indemnification under the merger agreement. The shares held in escrow are included in the basic and diluted weighted average number of common shares.
As of December 31, 2005 and 2004, warrants to purchase 8,004 and 8,004 shares of common stock at a price of $12.00 per share were outstanding, respectively. These warrants were not included in the computation of diluted EPS because the exercise price of such warrants was greater than the average market price of common shares. As of March 3, 2006, 44 warrants had been exercised.

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
The basic and diluted weighted average number of common shares outstanding was 255,081, 228,028 and 192,875 for the years ended December 31, 2005, 2004 and 2003, respectively.
11. Commitments and Contingencies
We are at various stages in the development and redevelopment of eleven projects. Certain of our development projects are structured in conjunction with other developers. When we engage in these projects, we concurrently enter into a co-development agreement with an unrelated developer to oversee the project, including supervision of the general contractor and leasing activities. We only enter into these types of projects when at least one anchor tenant’s lease is signed, at which time we acquire the land. Under the co-development agreement, the developer is entitled to a base fee generally paid monthly and an incentive fee calculated on the operating cash flow of the project upon completion.
For those projects which we solely develop, we generally attempt to place as many tenants as possible under lease before we acquire the land. This reduces the risk associated with development. However, in certain circumstances, particularly if we believe land can be purchased at a favorable price, we may close on the land and develop the property at a later date. Prior to closing on any property we confirm that appropriate zoning exists, that utilities are or will be available to the site and that soil conditions allow for the construction of our intended development.
Several properties we have purchased have earnout components, meaning that we did not pay for portions of these properties that were not rent producing. We are obligated, under certain agreements, to pay a higher purchase price when such vacant space is rented, a tenant moves into its space and begins to pay rent. The earnout payments are based on a pre-determined formula applied to the rental rates achieved. Each earnout agreement has a time limit regarding the obligation to pay any additional monies. If at the end of the time period allowed, certain space has not been leased and occupied, we will own that space without any additional obligation. Based on pro forma leasing rates, we may pay as much as $18,391 in the future, as retail space covered by earnout agreements is occupied and becomes rent producing.
We periodically agree to fund construction costs related to the build-out of tenant spaces covered by earnout agreements at certain of our shopping centers. Each note receivable related to such funding requires monthly interest payments with the entire principal due at the earlier of maturity or at the time we make our earnout payment. Interest received on these notes is applied as a reduction to our final cost of the rental space covered by an earnout agreement.
At December 31, 2005 and 2004, notes receivable totaled $448 and $3,176, respectively, and is included in developments in progress on our accompanying Consolidated Balance Sheets.
On February 20, 2006, we reached an agreement with the developer of one of our properties to forgive a $448 note receivable which matured on December 31, 2005. We funded the $448 as part of a construction loan with the developer who built 12,000 square feet of retail space but was unable to secure a tenant for the space as required under the terms of an earnout agreement. We determined that it was advantageous for us to receive a deed to the retail space and forgive the note because, in our judgment, it would have cost significantly more than $448 if we were to construct the property ourselves. The developer also agreed to pay interest on the loan owed through the date of the agreement.
On January 4, 2006, a citizens’ suit was brought against 18 parties, including government officials, under the Resource Conservation and Recovery Act to clean up 12 sites in Jersey City, New Jersey on which chromium-bearing waste was generated by prior owners of those sites or on sites adjacent to those sites. The defendants include Inland Southeast Jersey City, L.L.C. (“Inland Southeast’), a wholly-owned subsidiary of a limited partnership subsidiary of ours, which owns one of the sites, known as 440 Commons (the “Property”), a retail shopping center containing approximately 162,000 leasable square feet, built in 1997 and acquired by Inland Southeast in 2003. The entire Property contains a geothermal lining under an asphalt cap designed to prevent the soil contamination from coming into contact with users of the Property. The Property is subject to a No Further Action letter from the New Jersey Department of Environmental Protection with respect to soil contamination. The complaint alleges, among other things, that contaminated groundwater has reached the

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
Hackensack River and requests that Inland Southeast remove and dispose of the contamination in the soil and groundwater on the site, and requests attorneys fees and costs, and such other relief as the Court deems appropriate.
We intend to vigorously defend this action, and believe we have meritorious defenses to contest the claims asserted by the plaintiffs. Based upon available information, we are not able to determine the financial impact, if any, of such action, but we believe that the outcome will not have a material adverse effect on our consolidated financial position or results of operations.
12. Provision for Asset Impairment
During the fourth quarter of 2005, we recorded an asset impairment of $5,800 related to an approximately 102,000 square foot, single-user retail property located in Macon, Georgia. The former tenant, Kmart, filed for bankruptcy in 2003, rejected the lease and vacated the property. At December 31, 2005 we determined that the carrying value of the property exceeded the fair value using present value techniques and therefore an impairment loss was recorded.
During the fourth quarter of 2004, we recorded an asset impairment of $2,056 related to an approximately 17,000 square foot, single-user property located in Augusta, Georgia. The former tenant, Just for Feet, filed for bankruptcy in 2004, rejected the lease and vacated the property. During the fourth quarter 2004, and after our diligent efforts to re-tenant the property, we decided that redeveloping the property was the most appropriate choice to enhance shareholder value. Construction was complete as of December 31, 2005 and we expect the property to be placed in service in 2006.
13. Derivative Instruments
For the years ended December 31, 2005 and 2004, we sold call options on equity securities we held. For the year ended December 31, 2003, derivative instruments were not utilized. For the years ended December 31, 2005 and 2004, no derivative instruments were designated as hedges as determined in accordance with SFAS 133. Gains and losses from changes in fair values of derivatives that are not designated as a hedge for accounting purposes did not have a significant impact on earnings for the years ended December 31, 2005 and 2004. A loss of $6 for the year ended December 31, 2004 from changes in fair values of derivatives were recognized in earnings as part of other income. A gain of $91 for the year ended December 31, 2004, upon the expiration of derivatives that are not designated as hedges for accounting purposes, was recognized in earnings as part of other income.
14. Subsequent Events
On January 18, 2006, we increased the price to sell or buy our shares under the DRP and the SRP, effective February 7, 2006, to $10.50.
We paid distributions of $18,007, $17,917 and $17,960 to our shareholders in January, February and March 2006, respectively.
Through the DRP and SRP, we issued a net of 1,228 shares of common stock from January 1, 2006 through March 3, 2006, resulting in a total of 259,452 shares of common stock outstanding.
From the period beginning January 1, 2006 through March 3, 2006 we have purchased two properties and one land parcel comprising approximately 28,000 square feet and 12 acres, respectively, for approximately $14,203.
As of January 31 2006, approximately 2,002 warrants have expired. From the period beginning January 1, 2006 to March 3, 2006, 44 warrants have been exercised.
We closed on two mortgages payable totaling $5,441 and repaid one mortgage payable totaling $3,600, subsequent to December 31, 2005.

INLAND RETAIL REAL ESTATE TRUST, INC.
Notes to Consolidated Financial Statements
(In thousands, except per share amounts)
15. Quarterly Operating Results (unaudited)
The following represents the results of operations, for each quarterly period, during the years ended December 31, 2005 and 2004.

	2005
		Fourth	Third	Second	First
	Total	Quarter	Quarter	Quarter	Quarter
Total revenues	$492,252	$124,177	$125,558	$120,078	$122,439
Total expenses	(280,686)	(75,609)	(70,596)	(67,072)	(67,409)

Operating income	211,566	48,568	54,962	53,006	55,030

Other income	7,061	3,516	1,586	1,277	682
Interest expense	(119,478)	(30,641)	(30,393)	(29,332)	(29,112)

Net income available to common shareholders	$99,149	$21,443	$26,155	$24,951	$26,600

Other comprehensive income:
Unrealized gain (loss) on investment securities, net of amounts realized	1,944	(1,001)	1,863	452	630

Comprehensive income	$101,093	$20,442	$28,018	$25,403	$27,230

Net income available to common shareholders per weighted average common share — basic and diluted	$0.39	$0.08	$0.10	$0.10	$0.11

Weighted average common shares outstanding — basic and diluted	255,081	257,509	255,744	254,161	252,910

	2004
		Fourth	Third	Second	First
	Total	Quarter	Quarter	Quarter	Quarter
Total revenues	$463,996	$118,024	$116,271	$115,130	$114,571
Total expenses	(435,067)	(222,824)	(73,153)	(68,826)	(70,264)

Operating income (loss)	28,929	(104,800)	43,118	46,304	44,307

Other income	1,967	468	645	358	496
Interest expense	(111,573)	(29,618)	(28,201)	(27,194)	(26,560)

Net (loss) income available to common shareholders	$(80,677)	$(133,950)	$15,562	$19,468	$18,243

Other comprehensive income (loss):
Unrealized gain (loss) on investment securities, net of amounts realized	1,901	564	1,232	(101)	206

Comprehensive (loss) income	$(78,776)	$(133,386)	$16,794	$19,367	$18,449

Net (loss) income available to common shareholders per weighted average common share — basic and diluted	$(0.35)	$(0.59)	$0.07	$0.09	$0.08

Weighted average common shares outstanding — basic and diluted	228,028	231,258	228,951	226,992	224,909

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
440 Commons	2003	1997	$9,875	$5,810	$12,236	$(162)	$5,810	$12,074	$17,884	$(1,200)
Jersey City, NJ
Aberdeen Square	2001	1990	3,670	1,948	4,768	(68)	1,948	4,700	6,648	(766)
Boynton Beach, FL
Abernathy Square	2001	1983/1994	13,392	8,055	16,076	(111)	8,055	15,965	24,020	(2,650)
Atlanta, GA
Acworth Avenue	2000	2001	—	959	1,875	(27)	959	1,848	2,807	(335)
Acworth, GA
Adams Farm	2004	2004	6,700	2,662	9,897	(1,116)	2,662	8,781	11,443	(608)
Greensboro, NC
Aiken Exchange	2004	2004	7,350	1,998	10,851	(2,209)	1,998	8,642	10,640	(664)
Aiken, SC
Albertsons at Bloomingdale Hills	2003	2002	3,175	2,346	3,509	(1,460)	2,346	2,049	4,395	(208)
Brandon, FL
Alexander Place	2004	2004	15,000	7,329	18,362	1,698	7,419	19,970	27,389	(901)
Raleigh, NC
Anderson Central	2001	1999	8,600	2,220	13,643	(361)	2,220	13,282	15,502	(2,224)
Anderson, SC
Bank First	2003	1990	—	494	230	(52)	494	178	672	(15)
Winter Park, FL
Barrett Pavilion	2003	1998	44,000	20,033	60,150	(6)	20,033	60,144	80,177	(6,096)
Kennesaw, GA
Bartow Marketplace	1999	1995	13,475	6,098	18,308	86	6,098	18,394	24,492	(4,104)
Cartersville, GA
Bass Pro Outdoor World	2002	1999	9,100	6,938	11,282	(188)	6,938	11,094	18,032	(1,398)
Dania Beach, FL
Bellevue Place Shopping Center	2003	2003	5,985	1,694	9,190	(235)	1,694	8,955	10,649	(769)
Nashville, TN
Bi-Lo — Asheville	2003	2003	4,235	1,358	6,368	(226)	1,358	6,142	7,500	(671)
Asheville, NC
Bi-Lo — Northside Plaza	2003	1999	2,200	339	3,729	(445)	339	3,284	3,623	(272)
Greenwood, SC
Bi-Lo — Shelmore	2003	2002	6,350	2,281	9,555	(86)	2,281	9,469	11,750	(1,053)
Mt. Pleasant, SC
Bi-Lo — Southern Pines	2003	2002	3,950	1,652	6,475	(86)	1,652	6,389	8,041	(729)
Southern Pines, NC
Bi-Lo — Sylvania	2003	2002	2,420	222	4,185	(52)	222	4,133	4,355	(456)
Sylvania, GA
Birkdale Village	2003	2003	55,000	7,355	89,056	(1,238)	7,490	87,683	95,173	(8,798)
Charlotte, NC
Birkdale Village Outlot	2005	2002/2003	—			5,253	1,378	3,875	5,253	(91)
Charlotte, NC
BJ’S Wholesale Club	2003	2002	7,117	3,178	9,848	(140)	3,178	9,708	12,886	(1,136)
Charlotte, NC
Boynton Commons	1999	1998	15,125	8,698	21,803	(20)	8,698	21,783	30,481	(5,145)
Boynton Beach, FL

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
Brandon Blvd. Shoppes	2001	1994	5,137	1,895	7,587	(177)	1,895	7,410	9,305	(1,186)
Brandon, FL
Brick Center Plaza	2003	1999	10,300	3,188	16,264	76	3,188	16,340	19,528	(1,659)
Brick, NJ
Bridgewater Marketplace	1999	1998	2,988	783	5,222	(63)	783	5,159	5,942	(1,156)
Orlando, FL
Camfield Corners	2003	1994	5,150	1,756	7,583	(1,658)	1,756	5,925	7,681	(579)
Charlotte, NC
Camp Hill Center	2003	1978/2002	4,300	1,127	6,659	(44)	1,127	6,615	7,742	(813)
Harrisburg, PA
Capital Crossing	2003	1995	5,478	2,394	7,590	(376)	2,394	7,214	9,608	(806)
Raleigh, NC
Capital Plaza	2004	2004	4,109	2,339	5,141	(1,084)	2,339	4,057	6,396	(216)
Wake Forest, NC
Carlisle Commons	2003	2001	21,560	10,350	29,285	(9,323)	10,350	19,962	30,312	(1,684)
Carlisle, PA
Cascades Marketplace	2003	1998	9,240	5,016	11,824	119	5,016	11,943	16,959	(1,341)
Sterling, VA
Casselberry Commons	1999	1973/1998	8,703	6,703	11,192	690	6,703	11,882	18,585	(2,591)
Casselberry, FL
Cedar Springs Crossing	2003	2001	5,800	1,942	8,249	(1,471)	1,942	6,778	8,720	(586)
Spartanburg, SC
Center Pointe Plaza I	2004	2004	4,250	835	7,008	(1,700)	835	5,308	6,143	(363)
Easley, SC
Center Pointe Plaza II	2005	2004	—			1,018	80	938	1,018	(17)
Easley, SC
Chatham Crossing	2002	2002	2,190	972	2,992	(88)	972	2,904	3,876	(341)
Siler City, NC
Chesterfield Crossings	2002	2000	6,380	2,792	8,190	582	2,792	8,772	11,564	(1,464)
Richmond, VA
Chickasaw Trails Shopping Center	2001	1994	4,400	1,723	6,908	(108)	1,723	6,800	8,523	(1,088)
Orlando, FL
Circuit City — Cary	2002	2000	3,280	1,876	3,774	(34)	1,876	3,740	5,616	(464)
Cary, NC
Circuit City — Culver City	2003	1998	4,813	3,752	5,028	(566)	3,752	4,462	8,214	(382)
Culver City, CA
Circuit City — Dothan	2005	2004	—	924	5,672	(770)	924	4,902	5,826	(117)
Dothan, AL
Circuit City — Highland Ranch	2003	1998	3,160	1,104	4,524	2	1,104	4,526	5,630	(361)
Highland Ranch, CO
Circuit City — Olympia	2003	1998	3,160	2,594	3,038	(683)	2,594	2,355	4,949	(193)
Olympia, WA
Circuit City — Rome	2002	2001	2,470	662	3,814	(40)	662	3,774	4,436	(466)
Rome, GA
Circuit City — Vero Beach	2002	2001	3,120	1,985	3,663	(37)	1,985	3,626	5,611	(461)
Vero Beach, FL

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
Circuit City Plaza	2002	1999	6,275	3,757	7,761	(91)	3,757	7,670	11,427	(1,148)
Orlando, FL
Citrus Hills	2001	1994/2003	3,000	842	5,186	113	830	5,311	6,141	(872)
Citrus Hills, FL
City Crossing	2002	2001	10,070	1,893	12,751	3,473	2,376	15,741	18,117	(1,599)
Warner Robins, GA
Clayton Corners	2002	1999	9,850	1,615	13,379	(510)	1,615	12,869	14,484	(1,748)
Clayton, NC
Clearwater Collection	2005	1995/2005	—	2,950	738	2,377	4,327	1,738	6,065	(42)
Clearwater, FL
Clearwater Crossing	2003	2003	7,800	1,376	11,927	(1,640)	1,376	10,287	11,663	(905)
Flowery Branch, GA
Colonial Promenade Bardmoor Center	2003	1991	9,400	8,746	8,405	(122)	8,746	8,283	17,029	(886)
Largo, FL
Columbia Promenade	2001	2000	3,600	1,484	5,956	(6)	1,484	5,950	7,434	(1,218)
Kissimmee, FL
Columbiana Station	2002	1999	25,900	7,486	39,129	(925)	7,486	38,204	45,690	(4,381)
Columbia, SC
Columbiana Station II	2005	2003	—	4,617	12,384	(863)	4,617	11,521	16,138	(82)
Columbia, SC
Commonwealth Center II	2003	2002	12,250	4,509	17,768	686	4,509	18,454	22,963	(2,022)
Richmond, VA
CompUSA Retail Center	2002	1999	4,000	2,262	5,062	(67)	2,262	4,995	7,257	(678)
Newport News, VA
Concord Crossing	2003	1994	2,890	817	4,514	233	817	4,747	5,564	(527)
Concord, NC
Conway Plaza	2000	1985/1999	5,000	2,215	6,332	613	2,215	6,945	9,160	(1,599)
Orlando, FL
Cortez Plaza	2003	1966/1988	16,446	4,880	21,940	(568)	4,880	21,372	26,252	(1,901)
Bradenton, FL
CostCo Plaza	2003	1987/1992	9,255	6,473	10,384	(390)	6,473	9,994	16,467	(890)
White Marsh, MD
Countryside	1999	1997	4,300	1,117	7,478	174	1,117	7,652	8,769	(1,793)
Naples, FL
Covington Corners	2002	1999	1,885	1,219	2,229	(32)	1,219	2,197	3,416	(349)
Covington, LA
Cox Creek Shopping Center	2002	2001	14,787	4,257	14,974	(133)	4,257	14,841	19,098	(1,771)
Florence, AL
Creeks at Virginia Center	2003	2002	26,944	8,125	31,333	1,088	8,125	32,421	40,546	(3,626)
Richmond, VA
Creekwood Crossing	2001	2001	11,750	6,376	17,240	489	6,376	17,729	24,105	(2,952)
Bradenton, FL
Crossroads Plaza	2003	2003	9,900	3,591	14,640	(3,601)	3,591	11,039	14,630	(903)
Lumberton, NJ
Crystal Springs Shopping Center	2002	2001	4,070	1,064	6,414	(133)	1,064	6,281	7,345	(956)
Crystal Springs, FL

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
CVS Pharmacy #5040-01	2003	1997	1,407	822	1,657	(11)	822	1,646	2,468	(166)
Kissimmee, FL
CVS Pharmacy #6226-01	2003	1997	1,005	313	1,463	(21)	313	1,442	1,755	(147)
Oklahoma City, OK
CVS Pharmacy #6794-01	2003	1997	1,540	730	1,961	(11)	730	1,950	2,680	(188)
Ft. Worth, TX
CVS Pharmacy #6841-01	2003	1997	1,203	206	1,881	(12)	206	1,869	2,075	(180)
Wichita Falls, TX
CVS Pharmacy #6967-01	2003	1997	1,338	815	1,539	(11)	815	1,528	2,343	(149)
Richardson, TX
CVS Pharmacy #6974-01	2003	1997	1,316	802	1,511	(11)	802	1,500	2,302	(147)
Richardson, TX
CVS Pharmacy #6978-01	2003	1997	1,036	173	1,664	(12)	173	1,652	1,825	(162)
Wichita Falls, TX
CVS Pharmacy #6982-01	2003	1997	1,097	707	1,210	(11)	707	1,199	1,906	(117)
Dallas, TX
CVS Pharmacy #7440-01	2003	1997	1,177	857	1,216	(11)	857	1,205	2,062	(117)
Dallas, TX
CVS Pharmacy #7579-01	2003	1997	1,521	979	1,684	(12)	979	1,672	2,651	(161)
Richland Hills, TX
CVS Pharmacy #7642-01	2003	1997	1,022	505	1,300	(12)	505	1,288	1,793	(126)
Lake Worth, TX
CVS Pharmacy #7678-01	2003	1997	1,546	771	1,933	(11)	771	1,922	2,693	(185)
River Oaks, TX
CVS Pharmacy #7709-01	2003	1997	845	240	1,255	(12)	240	1,243	1,483	(133)
Tyler, TX
CVS Pharmacy #7785-01	2003	1997	941	637	1,024	(11)	637	1,013	1,650	(99)
Ft. Worth, TX
CVS Pharmacy #7804-01	2003	1997	1,445	1,155	1,380	(11)	1,155	1,369	2,524	(132)
Plano, TX
Cypress Trace	2004	2004	16,000	10,360	8,813	5,430	10,360	14,243	24,603	(815)
Ft. Meyers, FL
David’s Bridal Center	2004	2004	—	870	1,487	1	870	1,488	2,358	(66)
Macon, GA
Denbigh Village	2003	1998/2003	11,457	6,371	14,484	2,600	6,371	17,084	23,455	(1,443)
Newport News, VA
Douglasville Pavilion	2001	1998	14,923	6,541	20,836	(419)	6,541	20,417	26,958	(2,882)
Douglasville, GA
Downtown Short Pump	2003	2000	18,480	8,045	25,470	2,952	8,045	28,422	36,467	(3,063)
Richmond, VA
Duvall Village	2002	1998	9,006	4,000	9,046	(198)	4,406	8,442	12,848	(1,091)
Bowie, MD
East Hanover Plaza	2003	1994	9,280	2,770	14,543	(153)	2,770	14,390	17,160	(1,461)
East Hanover, NJ
Eckerd Drug Store — Blackstock	2002	2002	1,492	850	1,873	(22)	850	1,851	2,701	(290)
Spartanburg, SC

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
Eckerd Drug Store — Concord	2002	2002	1,234	725	1,314	135	725	1,449	2,174	(188)
Concord, NC
Eckerd Drug Store — Gaffney	2002	2003	—	1,039	1,335	502	990	1,886	2,876	(198)
Gaffney, SC
Eckerd Drug Store — Greenville	2001	2001	1,540	1,470	1,357	(37)	1,470	1,320	2,790	(217)
Greenville, SC
Eckerd Drug Store — Perry Creek	2002	2003	1,565	1,010	1,785	(64)	1,010	1,721	2,731	(216)
Raleigh, NC
Eckerd Drug Store — Piedmont	2003	2000	1,100	602	1,366	(15)	602	1,351	1,953	(147)
Piedmont, SC
Eckerd Drug Store — Spartanburg	2001	2001	1,542	758	2,049	(11)	758	2,038	2,796	(387)
Spartanburg, SC
Eckerd Drug Store — Tega Cay	2002	2002	1,678	1,156	1,388	517	1,156	1,905	3,061	(237)
Tega Cay, SC
Eckerd Drug Store — Woodruff	2002	2002	1,561	950	1,525	346	950	1,871	2,821	(236)
Woodruff, SC
Eckerd Drug Store #0234	2003	1997	1,161	1,294	750	(10)	1,294	740	2,034	(67)
Marietta, GA
Eckerd Drug Store #0444	2003	1997	1,129	892	1,094	(10)	892	1,084	1,976	(102)
Gainesville, GA
Eckerd Drug Store #2320	2003	1997	1,271	1,089	1,141	(10)	1,089	1,131	2,220	(112)
Snellville, GA
Eckerd Drug Store #3449	2003	1997	1,120	1,176	885	(11)	1,176	874	2,050	(83)
Lawrenceville, GA
Eckerd Drug Store #5018	2003	2000	1,582	856	1,949	(19)	856	1,930	2,786	(216)
Amherst, NY
Eckerd Drug Store #5661	2003	2000	1,777	960	2,185	(23)	960	2,162	3,122	(243)
Buffalo, NY
Eckerd Drug Store #5786	2003	2000	905	—	1,720	(19)	—	1,701	1,701	(191)
Dunkirk, NY
Eckerd Drug Store #5797	2003	2000	1,636	1,147	2,609	(21)	1,147	2,588	3,735	(290)
Cheektowaga, NY
Eckerd Drug Store #6007	2003	1999	1,636	1,070	2,434	(17)	1,070	2,417	3,487	(271)
Connelsville, PA
Eckerd Drug Store #6036	2003	1999	1,636	1,173	2,668	(18)	1,173	2,650	3,823	(297)
Pittsburgh, PA
Eckerd Drug Store #6040	2003	1998	1,911	1,658	3,771	(22)	1,658	3,749	5,407	(421)
Monroeville, PA
Eckerd Drug Store #6043	2003	1999	1,636	1,012	2,303	(17)	1,012	2,286	3,298	(256)
Monroeville, PA
Eckerd Drug Store #6062	2003	1999	1,418	771	1,756	(17)	771	1,739	2,510	(195)
Harborcreek, PA
Eckerd Drug Store #6089	2003	2000	1,374	754	1,717	(19)	754	1,698	2,452	(191)
Weirton, WV
Eckerd Drug Store #6095	2003	2000	1,571	852	1,939	(18)	852	1,921	2,773	(215)
Cheswick, PA

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
Eckerd Drug Store #6172	2003	1999	1,636	878	1,999	(17)	878	1,982	2,860	(222)
New Castle, PA
Eckerd Drug Store #6193	2003	1999	1,636	891	2,028	(16)	891	2,012	2,903	(226)
Erie, PA
Eckerd Drug Store #6199	2003	1999	1,636	1,139	2,590	(18)	1,139	2,572	3,711	(289)
Millcreek, PA
Eckerd Drug Store #6257	2003	1999	640	—	1,444	(17)	—	1,427	1,427	(160)
Millcreek, PA
Eckerd Drug Store #6286	2003	1999	1,601	1,280	2,912	(19)	1,280	2,893	4,173	(324)
Erie, PA
Eckerd Drug Store #6334	2003	1999	1,636	915	2,082	(17)	915	2,065	2,980	(232)
Erie, PA
Eckerd Drug Store #6392	2003	2000	1,636	900	2,049	(18)	900	2,031	2,931	(228)
Penn, PA
Eckerd Drug Store #6695	2003	1999	1,636	1,120	2,549	(18)	1,120	2,531	3,651	(284)
Plum Borough, PA
Edgewater Town Center	2003	2000	14,000	7,289	19,741	200	7,289	19,941	27,230	(1,958)
Edgewater, NJ
Eisenhower Crossing I & II	2001	2002	23,800	7,487	35,804	(691)	7,487	35,113	42,600	(5,753)
Macon, GA
Fayette Pavilion I,II,III & IV	2003	1995/2002	78,400	27,700	107,129	(12,649)	29,204	92,976	122,180	(8,161)
Fayetteville, GA
Fayetteville Pavilion	2001	1998/2001	15,937	7,115	19,784	1,172	7,628	20,443	28,071	(3,104)
Fayetteville, NC
Flamingo Falls	2003	2001	13,200	5,935	18,010	(248)	5,935	17,762	23,697	(1,861)
Pembroke Pines, FL
Forest Hills Centre	2002	1989	3,660	1,582	5,093	(61)	869	5,745	6,614	(815)
Wilson, NC
Forestdale Plaza	2002	2001	3,319	1,263	5,407	(255)	1,263	5,152	6,415	(751)
Jamestown, NC
Fountains	2003	1989	32,500	15,920	28,492	25,974	19,105	51,281	70,386	(4,943)
Plantation, FL
Gateway Market Center	2000	2000	11,000	6,352	14,577	224	6,352	14,801	21,153	(2,910)
St. Petersburg, FL
Gateway Plaza — Jacksonville	2002	2001	6,500	2,906	8,959	1,662	2,906	10,621	13,527	(1,258)
Jacksonville, NC
Gateway Plaza II — Conway	2002	2002	3,480	912	5,382	(72)	912	5,310	6,222	(633)
Conway, SC
Glenmark Centre	2003	1999/2000	7,000	4,128	8,853	78	4,128	8,931	13,059	(888)
Morgantown, WV
Golden Gate	2002	1962/2002	6,379	3,645	6,900	923	3,645	7,823	11,468	(929)
Greensboro, NC
Goldenrod Groves	2002	1985/1998	4,575	3,048	6,129	1,109	3,048	7,238	10,286	(920)
Orlando, FL
Goody’s Shopping Center	2003	1999	1,185	441	1,610	86	465	1,672	2,137	(174)
Augusta, GA

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
Hairston Crossing	2002	2002	3,655	1,067	5,563	(62)	1,067	5,501	6,568	(879)
Decatur, GA
Hampton Point	2002	1993	2,475	1,073	3,453	5	1,073	3,458	4,531	(488)
Taylors, SC
Harundale Plaza	2002	1999	12,362	9,870	14,882	(781)	9,870	14,101	23,971	(1,614)
Glen Burnie, MD
Heather Island Plaza	2005	2005	6,155	1,297	8,181	(1,300)	1,297	6,881	8,178	(144)
Silver Springs Shores, FL
Heritage Pavilion	2003	1995	21,500	11,492	28,521	1,749	11,492	30,270	41,762	(2,658)
Smyrna, GA
Hilliard Rome	2003	2001	11,565	2,133	15,039	(1,984)	2,133	13,055	15,188	(1,016)
Columbus, OH
Hillsboro Square	2002	1978/2002	12,100	6,157	12,828	2,249	5,780	15,454	21,234	(2,286)
Deerfield Beach, FL
Hiram Pavilion	2003	2002	19,369	9,259	27,528	2,929	9,300	30,416	39,716	(2,967)
Hiram, GA
Houston Square	2003	1994	2,750	1,333	3,881	(376)	1,333	3,505	4,838	(299)
Warner Robins, GA
Jo-Ann Fabrics	2001	2000	2,450	2,217	2,694	—	2,217	2,694	4,911	(415)
Alpharetta, GA
Jones Bridge Plaza	2002	1999	4,350	1,791	5,734	322	1,885	5,962	7,847	(718)
Norcross, GA
KB Homes	2001	1998	2,000	1,651	2,250	(25)	1,651	2,225	3,876	(354)
Daytona Beach, FL
Kensington Place	2003	1998	3,750	1,562	5,605	(675)	1,562	4,930	6,492	(464)
Murfreesboro, TN
Killearn Shopping Center	2003	1980	5,970	2,734	8,212	(21)	2,734	8,191	10,925	(863)
Tallahassee, FL
Kmart (f)	2001	2000	4,655	1,172	7,859	(7,381)	1,172	478	1,650	—
Macon, GA
Kroger — Cincinnati	2003	1998	3,969	2,414	5,016	3	2,414	5,019	7,433	(429)
Cincinnati, OH
Kroger — West Chester	2003	1998	2,475	1,202	3,467	(283)	1,202	3,184	4,386	(273)
West Chester, OH
Kroger- Grand Prairie	2003	1998	3,086	2,596	3,197	(232)	2,596	2,965	5,561	(245)
Grand Prairie, TX
Lake Olympia Square	1999	1995	4,937	2,567	7,306	51	2,562	7,362	9,924	(1,794)
Ocoee, FL
Lake Walden Square	1999	1992	9,260	3,007	11,550	75	2,962	11,670	14,632	(3,181)
Plant City, FL
Lakeview Plaza	2002	1998	3,613	842	5,346	(54)	842	5,292	6,134	(667)
Kissimmee, FL
Lakewood Ranch	2002	2001	4,400	3,426	6,068	(677)	2,982	5,835	8,817	(749)
Bradenton, FL
Largo Town Center	2003	1991	17,200	15,948	15,000	(6,669)	15,948	8,331	24,279	(814)
Upper Marlboro, MD

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
Lexington Place	2003	2003	5,300	1,205	7,276	(1,808)	1,205	5,468	6,673	(475)
Lexington, SC
Loisdale Center	2003	1999	15,950	7,429	21,622	(4,892)	7,429	16,730	24,159	(1,369)
Springfield, VA
Lowe’s Home Improvement	2001	2000	4,845	2,431	7,001	—	2,431	7,001	9,432	(1,432)
Warner Robbins, GA
Lowe’s Home Improvement — Baytown	2003	1998	6,099	1,432	10,046	(1,811)	1,432	8,235	9,667	(690)
Baytown, TX
Lowe’s Home Improvement — Cullman	2003	1998	4,737	2,118	6,842	(1,163)	2,118	5,679	7,797	(449)
Cullman, AL
Lowe’s Home Improvement — Houston	2003	1998	6,393	3,569	8,481	(1,889)	3,569	6,592	10,161	(550)
Houston, TX
Lowe’s Home Improvement — Steubenville	2003	1998	6,061	2,954	8,488	(1,732)	2,954	6,756	9,710	(532)
Steubenville, OH
Manchester Broad Street	2003	1995/2003	7,205	3,623	9,495	(702)	3,623	8,793	12,416	(774)
Manchester, CT
Market Place	2004	2004	—	5,807	—	11,189	5,807	11,189	16,996	(351)
Ft. Meyers, FL
Market Square	2003	1974/1990	8,051	2,309	10,595	1,441	2,400	11,945	14,345	(1,273)
Douglasville, GA
Marketplace at Mill Creek	2003	2003	27,700	14,457	35,661	(299)	14,789	35,030	49,819	(3,613)
Buford, GA
McFarland Plaza	2002	1999	8,425	2,325	12,934	(261)	2,325	12,673	14,998	(1,838)
Tuscaloosa, AL
Meadowmont Village Center	2002	2002	13,400	2,948	23,860	(1,547)	2,948	22,313	25,261	(2,770)
Chapel Hill, NC
Melbourne Shopping Center	2002	1960/1999	5,944	2,382	7,460	658	2,382	8,118	10,500	(1,255)
Melbourne, FL
Merchants Square	1999	1993	3,108	992	4,750	186	992	4,936	5,928	(1,285)
Zephyrhills, FL
Middletown Village	2003	2003	10,000	3,041	14,830	(2,055)	3,103	12,713	15,816	(1,025)
Middletown, RI
Midway Plaza	2003	1985	15,638	9,127	17,731	(129)	9,127	17,602	26,729	(1,725)
Tamarac, FL
Mill Pond Village	2004	2004	8,500	4,605	10,844	(3,223)	4,605	7,621	12,226	(531)
Cary, NC
Monroe Shopping Center	2003	1994	1,915	715	2,833	(28)	715	2,805	3,520	(312)
Monroe, NC
Mooresville Marketplace	2004	2004	3,893	900	7,302	(1,361)	900	5,941	6,841	(436)
Mooresville, NC
Naugatuck Valley Shopping Center	2003	2003	28,600	18,043	32,409	(3,085)	19,150	28,217	47,367	(2,901)
Waterbury, CT
Newnan Pavilion	2002	1998	20,413	8,561	24,553	2,782	9,610	26,286	35,896	(3,275)
Newnan, GA
North Aiken Bi-Lo Center	2002	2002	2,900	660	5,156	(96)	660	5,060	5,720	(635)
Aiken, SC

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
North Hill Commons	2003	2000	2,475	737	3,804	(28)	737	3,776	4,513	(437)
Anderson, SC
Northlake Commons	2003	1987/2003	13,376	6,542	15,101	286	7,494	14,435	21,929	(1,367)
Palm Beach Gardens, FL
Northpoint Marketplace	2002	2001	4,535	809	7,460	(756)	809	6,704	7,513	(1,000)
Spartanburg, SC
Oak Summit	2003	2003	8,200	4,236	9,430	3,363	5,482	11,547	17,029	(833)
Winston-Salem, NC
Oakley Plaza	2003	1988	5,175	2,014	7,455	(779)	2,014	6,676	8,690	(810)
Asheville, NC
Oleander Shopping Center	2002	1989	3,000	795	4,426	(122)	795	4,304	5,099	(673)
Wilmington, NC
Overlook at King of Prussia	2003	2002	30,000	32,402	24,643	(3,752)	32,402	20,891	53,293	(2,680)
King of Prussia, PA
Paradise Place	2003	2003	6,555	2,462	9,226	(1,969)	2,462	7,257	9,719	(641)
West Palm Beach, FL
Paradise Promenade	2004	2004	6,400	2,856	10,128	(2,333)	2,856	7,795	10,651	(728)
Davie, FL
Paraiso Plaza	2003	1997	5,280	2,789	6,692	166	2,789	6,858	9,647	(758)
Hialeah, FL
PetSmart — Chattanooga	2001	1995	1,304	776	2,327	—	776	2,327	3,103	(362)
Chattanooga, TN
PetSmart — Daytona Beach	2001	1996	1,361	809	2,428	—	809	2,428	3,237	(378)
Daytona Beach, FL
PetSmart — Fredricksburg	2001	1997	1,435	852	2,557	—	852	2,557	3,409	(398)
Fredricksburg, VA
Piedmont Plaza	2004	2004	5,797	2,133	6,397	1,062	2,133	7,459	9,592	(592)
Apopka, FL
Plant City Crossing	2002	2001	5,900	2,661	8,218	(352)	2,661	7,866	10,527	(926)
Plant City, FL
Plaza Del Paraiso	2003	2003	8,440	4,015	11,402	(4,012)	4,015	7,390	11,405	(712)
Miami, FL
Pleasant Hill	2000	1997/2000	17,120	4,806	29,526	(198)	4,806	29,328	34,134	(6,128)
Duluth, GA
Pointe at Tampa Palms	2003	2003	2,890	1,572	3,710	(1,425)	1,572	2,285	3,857	(176)
Tampa, FL
Presidential Commons	2002	2000	26,067	9,001	36,030	(702)	9,001	35,328	44,329	(4,139)
Snellville, GA
Publix Brooker Creek	2003	1994	5,000	2,932	5,787	10	2,950	5,779	8,729	(623)
Palm Harbor, FL
Rainbow Foods — Garland	2002	1994	—	1,249	3,850	(94)	1,249	3,756	5,005	(442)
Garland, TX
Rainbow Foods — Rowlett	2002	1995/2001	—	1,128	3,475	(89)	1,128	3,386	4,514	(420)
Rowlett, TX
Redbud Commons	2003	2004	5,060	2,316	3,182	1,303	2,240	4,561	6,801	(352)
Gastonia, NC

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
River Ridge	2002	2001	14,498	6,487	20,005	2,508	7,155	21,845	29,000	(2,500)
Birmingham, AL
River Run	2003	1989	6,490	2,791	8,847	265	2,791	9,112	11,903	(933)
Miramar, FL
Riverdale Shops	2003	1985/2003	23,200	13,521	28,533	(5,167)	13,521	23,366	36,887	(2,040)
West Springfield, MA
Riverstone Plaza	2002	1998	17,600	5,673	26,270	(552)	5,673	25,718	31,391	(3,960)
Canton, GA
Rosedale Shopping Center	2002	2000	13,300	2,914	16,630	(29)	2,914	16,601	19,515	(2,419)
Huntersville, NC
Route 22 Retail Shopping Center	2003	1997	10,981	6,307	12,747	(4,043)	6,307	8,704	15,011	(823)
Union, NJ
Sand Lake Corners	2001	1998/2000	11,900	6,091	16,165	(89)	6,091	16,076	22,167	(3,159)
Orlando, FL
Sandy Plains Village	2003	1978/93/95	9,900	4,615	13,440	1,262	4,615	14,702	19,317	(1,384)
Roswell, GA
Sarasota Pavilion	2002	1999	21,000	17,274	24,826	(345)	17,274	24,481	41,755	(3,495)
Sarasota, FL
Seekonk Town Center	2003	2003	6,100	11,069	—	(359)	10,708	2	10,710	—
Seekonk, MA
Sexton Commons	2002	2002	4,400	800	7,223	(184)	800	7,039	7,839	(1,080)
Fuquay Varina, NC
Sharon Greens	2002	2001	6,500	3,593	9,469	(197)	4,221	8,644	12,865	(1,239)
Cumming, GA
Sheridan Square	2003	1991	3,600	2,425	5,161	265	2,425	5,426	7,851	(590)
Dania, FL
Shoppes at Citiside	2002	2002	5,600	2,010	7,696	195	2,010	7,891	9,901	(959)
Charlotte, NC
Shoppes at Lake Dow	2003	2002	6,100	1,304	9,710	(191)	1,304	9,519	10,823	(943)
McDonough, GA
Shoppes at Lake Mary	2002	2001	6,250	3,619	7,521	1,158	3,950	8,348	12,298	(1,042)
Lake Mary, FL
Shoppes at New Tampa	2002	2002	10,600	6,008	13,188	500	6,008	13,688	19,696	(1,609)
Wesley Chapel, FL
Shoppes at Paradise Pointe	2003	1987/2000	6,420	2,148	9,444	62	2,189	9,465	11,654	(965)
Ft. Walton Beach, FL
Shoppes at Wendover Village I	2004	2004	5,450	2,241	7,074	(1,652)	2,241	5,422	7,663	(374)
Greensboro, NC
Shoppes at Augusta (e)	2002	1999/2005	1,668	697	2,357	(2,357)	697	—	697	—
Augusta, GA
Shoppes of Ellenwood	2003	2003	5,905	1,058	9,645	(16)	1,058	9,629	10,687	(860)
Ellenwood, GA
Shoppes of Golden Acres	2002	2002	7,098	3,900	6,931	351	3,900	7,282	11,182	(1,044)
Newport Richey, FL
Shoppes of Lithia	2003	2003	7,085	2,380	10,546	(2,607)	2,380	7,939	10,319	(713)
Brandon, FL

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
Shoppes on the Ridge	2002	2003	9,628	3,040	8,382	3,920	3,040	12,302	15,342	(808)
Lake Wales, FL
Shops at Oliver’s Crossing	2003	2003	5,100	1,165	9,221	(851)	1,165	8,370	9,535	(825)
Winston-Salem, NC
Shops on the Circle	2002	2000	11,852	1,544	13,468	22	1,529	13,505	15,034	(1,680)
Dothan, AL
Skyview Plaza	2001	1994/1998	10,875	7,461	13,871	922	7,461	14,793	22,254	(2,482)
Orlando, FL
Sofa Express	2004	2004	—	796	3,181	(362)	796	2,819	3,615	(167)
Duluth, GA
Sony Theatre Complex	2003	1993	6,445	4,503	7,565	(118)	4,503	7,447	11,950	(756)
East Hanover, NJ
Southampton Village	2002	2003	6,700	2,225	8,386	230	2,225	8,616	10,841	(656)
Tyrone, GA
Southlake Pavilion	2001	1996/2001	36,212	7,831	48,546	6,731	8,938	54,170	63,108	(7,171)
Morrow, GA
Southlake Shopping Center	2002	2001	7,384	3,633	10,000	(49)	3,633	9,951	13,584	(1,316)
Cornelius, NC
Southwood Plantation	2002	2003	4,994	960	6,778	(494)	960	6,284	7,244	(576)
Tallahassee, FL
Spring Mall Center	2003	1995/2001	5,765	2,585	7,896	(1,656)	2,585	6,240	8,825	(570)
Springfield, VA
Springfield Park	2003	1992/2000	5,600	1,980	8,944	1,008	1,980	9,952	11,932	(1,067)
Lawrenceville, GA
Squirewood Village	2003	2003	1,900	973	2,468	85	990	2,536	3,526	(188)
Dandridge, TN
Steeplechase Plaza	2001	1993	4,651	1,555	7,093	361	1,618	7,391	9,009	(1,215)
Ocala, FL
Stonebridge Square	2002	2002	10,900	4,583	14,947	576	4,976	15,130	20,106	(2,177)
Roswell, GA
Stonecrest Marketplace	2003	2002	19,075	7,463	27,279	2,112	7,463	29,391	36,854	(3,268)
Lithonia, GA
Super Wal-Mart — Alliance	2003	1998	8,451	595	15,284	(2,050)	595	13,234	13,829	(1,054)
Alliance, OH
Super Wal-Mart — Greenville	2003	1998	9,048	5,215	11,756	(3,140)	5,215	8,616	13,831	(692)
Greenville, SC
Super Wal-Mart — Winston-Salem	2003	1998	10,030	4,704	14,018	(3,047)	4,704	10,971	15,675	(916)
Winston-Salem, NC
Suwanee Crossroads	2003	2002	6,670	2,481	9,586	(10)	2,481	9,576	12,057	(1,077)
Suwanee, GA
Sycamore Commons	2002	2002	20,000	7,995	30,189	(9)	7,995	30,180	38,175	(4,876)
Matthews, NC
Sycamore Commons Outlot I & II	2003	2002/2004	1,475	861	1,249	1,904	1,546	2,468	4,014	(166)
Matthews, NC
Target Center	2002	2002	4,192	1,995	5,678	575	2,293	5,955	8,248	(916)
Columbia, SC

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
Tequesta Shoppes Plaza	2003	1986	5,200	2,899	8,540	491	2,899	9,031	11,930	(1,061)
Tequesta, FL
Thompson Square Mall	2004	2004	13,350	2,562	21,810	(3,849)	2,562	17,961	20,523	(995)
Monticello, NY
Town & Country	2003	1985/87/97	30,751	—	49,812	5,195	—	55,007	55,007	(4,854)
Knoxville, TN
Town Center Commons	1999	1998	4,750	3,294	6,351	(16)	3,294	6,335	9,629	(1,585)
Kennesaw, GA
Turkey Creek I & II	2002	2001	19,167	3,973	17,789	11,346	6,241	26,867	33,108	(3,761)
Knoxville, TN
Universal Plaza	2002	2002	4,970	3,572	6,301	(614)	3,572	5,687	9,259	(994)
Lauderhill, FL
Valley Park Commons	2003	1993	6,770	1,822	9,495	155	1,822	9,650	11,472	(1,042)
Hagerstown, MD
Venture Pointe	2001	1996	14,472	10,879	15,655	185	10,879	15,840	26,719	(2,187)
Duluth, GA
Village Center	2003	2003	15,270	5,512	18,475	1,831	6,580	19,238	25,818	(2,006)
Mt. Pleasant, WI
Village Crossing	2003	1989	44,000	24,380	45,063	12,084	28,386	53,141	81,527	(5,179)
Skokie, IL
Village Square at Golf	2002	1983/2002	10,200	4,537	14,001	172	4,670	14,040	18,710	(1,683)
Boynton Beach, FL
Vision Works	2003	1989	—	1,069	663	(141)	1,069	522	1,591	(52)
Plantation, FL
Wakefield Crossing	2002	2001	5,920	2,152	8,643	(256)	2,152	8,387	10,539	(1,379)
Raleigh, NC
Walgreens	2003	2000	2,397	1,317	3,050	9	1,317	3,059	4,376	(278)
Port Huron, MI
Walgreens — Dearborn Heights	2005	1998/1999	3,550	2,400	3,072	(949)	2,400	2,123	4,523	(13)
Dearborn Heights, MI
Walgreens — Livonia	2005	1998/1999	2,477	1,298	2,521	(372)	1,298	2,149	3,447	(13)
Livonia, MI
Walgreens — Rockford	2005	1998/1999	3,223	849	4,098	(368)	849	3,730	4,579	(25)
Rockford, IL
Walks at Highwood Preserve I & II	2002	2001	16,930	7,423	16,575	5,339	9,036	20,301	29,337	(2,692)
Tampa, FL
Wal-Mart/Sam’s Club	2003	1998	7,938	3,512	7,683	(293)	3,512	7,390	10,902	(622)
Worcester, MA
Ward’s Crossing	2002	2001	6,090	2,662	8,438	(204)	2,662	8,234	10,896	(1,478)
Lynchburg, VA
Warwick Center	2004	2004	16,939	4,426	20,151	217	5,551	19,243	24,794	(1,357)
Warwick, RI
Watercolor Crossing	2003	2003	4,355	710	4,775	1,321	710	6,096	6,806	(493)
Tallahassee, FL
Waterfront Marketplace/Town Center	2003	2003	70,235	16,616	96,408	(17,250)	16,616	79,158	95,774	(6,097)
Homestead, PA

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005

				Initial Cost to Company (a)			Gross amounts at which carried at end of period
	Year	Year Built/			Building and	Adjustments		Building and		Accumulated
Operating Properties	Acquired	Renovated	Encumbrance	Land	Improvements	to Basis (b)	Land	Improvements	Total (c)	Depreciation (d)
West Falls Plaza	2003	1995	11,075	4,109	16,871	(178)	4,027	16,775	20,802	(1,703)
West Paterson, NJ
West Oaks Towne Center	2001	2000	4,900	4,515	6,706	27	4,515	6,733	11,248	(1,329)
Ocoee, FL
Westside Centre	2003	2002	29,350	11,569	34,447	4,250	13,257	37,009	50,266	(3,577)
Huntsville, AL
Willoughby Hills Shopping Center	2003	1985	14,480	9,485	28,219	(397)	9,485	27,822	37,307	(2,718)
Willoughby Hills, OH
Windsor Court Shopping Center	2003	1993	8,015	4,316	10,323	(76)	4,316	10,247	14,563	(1,137)
Windsor Court, CT
Winslow Bay Commons	2003	2003	23,200	8,694	33,438	(6,370)	8,694	27,068	35,762	(2,352)
Mooresville, NC
Woodstock Square	2001	2001	14,000	5,517	22,079	21	5,517	22,100	27,617	(3,689)
Atlanta, GA
Wytheville Commons	2004	2004	5,591	2,554	7,679	(1,840)	2,555	5,838	8,393	(381)
Wytheville, VA

Total Operating Properties			$2,306,781	$1,028,855	$3,085,267	$(16,851)	$1,056,976	$3,040,295	$4,097,271	$(348,660)

Developments in Progress				8,247	12,725	—	8,247	12,725	20,972	—

Corporate Assets			—	—	481	35	—	516	516	(152)

Total Investment Properties			$2,306,781	$1,037,102	$3,098,473	$(16,816)	$1,065,223	$3,053,536	$4,118,759	$(348,812)

Inland Retail Real Estate Trust, Inc.
Schedule III (continued)
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005
Notes:
(a)	The initial cost represents the original purchase price of the property, including amounts incurred subsequent to acquisition which were contemplated at the time the property was acquired.

(b)	Adjustments to basis include payments received under master lease agreements and adjustments to basis for intangible costs, net of additions to investment properties. As part of several purchases, we will receive rent in accordance with master lease agreements pertaining to non-revenue producing spaces for periods ranging from one to three years or until the spaces are leased. GAAP requires that as these payments are received, they be recorded as a reduction in the purchase price of the properties rather than as rental income. The adjustment to basis also includes tangible costs associated with the acquisition of investment properties, including any earnout of tenant space. Intangible costs reflected as an adjustment to reduce the initial investment costs consists of acquired in-place leases and acquired above market leases. Adjustments for acquired below market leases are reflected as an adjustment to increase the initial cost.

(c)	The aggregate cost of real estate owned at December 31, 2005 for Federal income tax purposes was approximately $4,318,000 (unaudited).

		2005	2004
	Reconciliation of real estate owned:
	Balance at beginning of year	$4,023,369	$3,752,466
	Purchases of property, net	111,143	315,681
	Payments received under master leases and principal escrow	(4,360)	(7,337)
	Acquired in-place lease intangibles	(8,477)	(33,969)
	Acquired above market lease intangibles	(914)	(11,990)
	Acquired below market lease intangibles	337	9,328
	Dispositions and asset write-off	5,042	1,521
	Asset impairment	(7,382)	(2,331)

	Balance at end of year	$4,118,759	$4,023,369

(d)	Reconciliation of accumulated depreciation:
	Balance at beginning of year	$230,931	$116,566
	Depreciation expense	121,639	114,957
	Dispositions and asset write-off	(2,177)	(316)
	Asset impairment	(1,582)	(275)

	Balance at end of year	$348,812	$230,931

Inland Retail Real Estate Trust, Inc.
Schedule III
Real Estate and Accumulated Depreciation
(Dollars in thousands)
December 31, 2005
(e)	A $2,056 provision for asset impairment was recognized in 2004 for this property.

(f)	A $5,800 provision for asset impairment was recognized in 2005 for this property.